                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                       Proxy Statement Pursuant to Section
                             14(a) of the Securities
                              Exchange Act of 1934
                                 (Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                            InkSure Technologies Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)      Title of each class of securities to which transaction applies:

             -----------------------------------------------------------------
     2)      Aggregate number of securities to which transaction applies:

             -----------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             -----------------------------------------------------------------
    4)       Proposed maximum aggregate value of transaction:

             -----------------------------------------------------------------
    5)       Total fee paid:

             -----------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

              1)     Amount previously paid:

                     ------------------------------------------------
              2)     Form, Schedule or Registration Statement No:

                     ------------------------------------------------
              3)     Filing party:

                     ------------------------------------------------
              4)     Date Filed:

                     ------------------------------------------------

                           InkSure Technologies Inc.
                                  32 Broadway
                                   Suite 1314
                               New York, NY 10004


                                                                   May 29, 2003


Dear Stockholder,

         You are cordially invited to attend the 2003 Annual Meeting of Stockholders of InkSure Technologies Inc. (the "Company") to be held at 10:00 a.m. on Thursday, July 3, 2003 at the offices of Mintz Levin Cohn Ferris Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York 10017.

         At the Annual Meeting, seven (7) persons will be elected to the Board of Directors. The Company will also ask the stockholders to approve the reincorporation of the Company from a Nevada corporation to a Delaware corporation by means of a merger of the Company into a newly formed wholly owned Delaware subsidiary. In addition, the Company will ask its stockholders to ratify the selection of Kost, Forer & Gabbay, a member of Ernst & Young Global, as the Company's independent public accountants. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Annual Meeting.

         We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged to complete, sign, date and return the enclosed proxy card, attached hereto as Appendix A, promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

                                                       Sincerely,



                                                       Yaron Meerfeld
                                                       Chief Executive Officer


                             YOUR VOTE IS IMPORTANT.
                       PLEASE RETURN YOUR PROXY PROMPTLY.

                            INKSURE TECHNOLOGIES INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             To be Held July 3, 2003


To the Stockholders of InkSure Technologies Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of InkSure Technologies Inc., a Nevada corporation (the "Company"), will be held on Thursday, July 3, 2003 at the offices of Mintz Levin Cohn Ferris Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York 10017 at 10:00 a.m. for the following purposes:

1. To elect seven (7) members to the Board of Directors to hold office until the next annual meeting of Stockholders and until their successors are duly elected and qualified.

2. To approve and adopt an Agreement and Plan of Merger providing for the merger of the Company into its newly formed wholly-owned subsidiary, InkSure Technologies (Delaware) Inc., a Delaware corporation, for the purpose of changing the Company's state of incorporation from Nevada to Delaware.

3. To ratify the selection of Kost, Forer & Gabbay, a member of Ernst & Young Global, as the Company's independent public accountants.

4. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

         The Board of Directors has fixed the close of business on May 20, 2003 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

         Section 92A.190 of the Nevada Revised Statutes applies to the Agreement and Plan of Merger. Section 92A.190 of the Nevada Revised Statutes allows stockholders who object to the Agreement and Plan of Merger to have their shares of the Company's capital stock appraised, and to choose to be paid in cash the appraised value of their shares of the Company's capital stock (the "Appraisal Rights"). As required by Nevada law, attached to this notice is a copy of Sections 92A.300 through 92A.500 of the Nevada Revised Statutes, dealing with Appraisal Rights.

         All Stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card, attached hereto as Appendix
A. A pre-addressed, postage prepaid return envelope is enclosed for your convenience should you choose to vote by returning your proxy via mail.


                               BY ORDER OF THE BOARD OF DIRECTORS


                               Eyal Bigon
                               Chief Financial Officer, Treasurer and Secretary

May 29, 2003


                            INKSURE TECHNOLOGIES INC.
                                   32 BROADWAY
                                   SUITE 1314
                               NEW YORK, NY 10004
                                 (212) 269-0370

                         -------------------------------

                                 PROXY STATEMENT
                         -------------------------------

                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of InkSure Technologies Inc. (the "Company"), a Nevada corporation, of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Thursday, July 3, 2003 at the offices of Mintz Levin Cohn Ferris Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York 10017, and any adjournments thereof (the "Meeting").

         Where the Stockholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted:

         o FOR the election of the seven (7) nominees for director named herein;
         o FOR the approval and adoption of an Agreement and Plan of Merger providing for the merger of the Company into its newly formed wholly-owned subsidiary, InkSure Technologies (Delaware) Inc., a Delaware corporation, for the purpose of changing the Company's state of incorporation from Nevada to Delaware; and

         o FOR the ratification of the appointment of Kost, Forer & Gabbay, a member of Ernst & Young Global, as the Company's independent public accountants for the fiscal year ending December 31, 2003.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any Stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to constitute a quorum at the Meeting. Votes of Stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes (as defined below) are counted as present or represented at the meeting for purposes of determining whether a quorum exists.

         Nominees for election as directors at the meeting will be elected by a plurality of the votes cast at the election in person or by proxy. Withholding authority to vote for a nominee for director will have no effect on the outcome of the vote. The proposal to adopt and approve an Agreement of Merger providing for the merger of the Company into its wholly-owned subsidiary for the purpose of changing the Company's state of incorporation from Nevada to Delaware requires the affirmative vote of a majority of the outstanding stock entitled to vote on such proposal to be approved. The proposal to ratify the Company's independent auditors requires the affirmative vote of a majority of the shares of capital stock having voting power present in person or represented by proxy at a duly held meeting. Stockholders who abstain from voting as to a particular matter will not be counted as votes in favor of that matter. Accordingly, abstentions will have the effect of a "NO" vote on the second and third proposals.

         If you hold your shares of Common Stock through a broker, bank or other representative, generally the broker or your representative may only vote the Common Stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a "broker non-vote" on that matter.

         The close of business on May 20, 2003 has been fixed as the record date for determining the Stockholders entitled to notice of and to vote at the Meeting. As of the close of business on May 20, 2003, the Company had 11,982,166 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by Stockholders.

         The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

         The Annual Report to Stockholders for the fiscal year ended December 31, 2002 is being mailed to the Stockholders with this Proxy Statement, but does not constitute a part hereof.

         In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows the Company or brokers holding shares on behalf of Company stockholders to send a single set of the Company's annual report and proxy statement to any household at which two or more of the Company's Stockholders reside, if either the Company or the brokers believe that the stockholders are members of the same family. This practice, referred to as "householding," benefits both Stockholders and the Company. It reduces the volume of duplicate information received by Stockholders and helps to reduce the Company's expenses. The rule applies to the Company's annual reports, proxy statements and information statements. Once Stockholders receive notice from their brokers or from the Company that communications to their addresses will be "householded," the practice will continue until Stockholders are otherwise notified or until they revoke their consent to the practice. Each Stockholder will continue to receive a separate proxy card or voting instruction card.

         Stockholders whose households received a single set of disclosure documents this year, but who would prefer to receive additional copies, may contact the Company's transfer agent, Pacific Stock Transfer Company, by calling it at (702) 361-3033.

         Stockholders who do not wish to participate in "householding" and would like to receive their own sets of the Company's annual disclosure documents in future years, should follow the instructions described below. Stockholders who share an address with another stockholder of the Company and who would like to receive only a single set of the Company's annual disclosure documents, should follow these instructions:

         o Stockholders whose shares are registered in their own name should contact the Company's transfer agent, Pacific Stock Transfer Company, and inform them of their request by calling it at (702) 361-3033 or writing it at 500 E. Warm Springs Road, STE 240, Las Vegas, NV 89119.

         o Stockholders whose shares are held by a broker or other nominee should contact the broker or other nominee directly and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of March 31, 2003 concerning the beneficial ownership of the Common Stock by each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, each current member of the Board of Directors, each executive officer named in the Summary Compensation Table on page 10, and all directors and current executive officers as a group.

                                                  Shares Beneficially Owned (1)
                                                  -----------------------------
Name and Address**                                  Number            Percent
------------------                                  ------            -------

Michael S. Falk (2)(3)                               800,624            6.6%

El-Ad Ink LLC (4)(6)                                1,312,785          11.0%

ICTS International, N.V. (5)(7)                     4,193,852          34.7%

Albert Attias (6)(4)                                1,320,118          11.0%

Ezra Harel (7)(5)                                   4,201,185          34.8%

Yaron Meerfeld (8)                                   483,770            4.0%

Elie Housman (9)                                     621,122            5.0%

Eyal Bigon (10)                                      30,333              *

James Lineberger (11)                                678,141            5.6%

T. Lee Provow (12)                                   94,747              *

David Sass (13)                                       7,333              *

Robert Priddy (14)                                   607,593            5.0%

All directors and current executive officers (15)
  as a group (8 persons)..........................  7,436,749          57.5%

-----------
  * Represents beneficial ownership of less than 1% of the Company's outstanding shares of Common Stock.

 ** Except as otherwise indicated, the address of each beneficial owner is c/o InkSure Technologies Inc., 32 Broadway, Suite 1314, New York, NY 10004.

(1) The number of shares of Common Stock issued and outstanding on March 31, 2003 was 11,982,166. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding at March 31, 2003, plus shares of Common Stock subject to options held by such person at March 31, 2003 and exercisable within 60 days thereafter. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below.

(2)      The address of this beneficial owner is 830 Third Avenue, New York, NY
         10022.

(3) Includes 116,019 shares of Common Stock underlying warrants which are currently exercisable or exercisable within 60 days of the date hereof.

(4) This information is based solely on a Schedule 13D filed by El-Ad Ink LLC with the Securities and Exchange Commission on November 13, 2002, which reported ownership as of October 28, 2002. El-Ad Ink LLC's address is c/o El-Ad Group Ltd., Parker Plaza, 400 Kelby Street, Fort Lee, NJ 07204.

(5) Includes 86,957 shares of Common Stock underlying warrants which are currently exercisable or exercisable within 60 days of the date hereof. This information is based solely on a Schedule 13D filed by ICTS International, N.V. with the Securities and Exchange Commission on November 19, 2002, which reported ownership as of October 28, 2002. ICTS International, N.V.'s address is One Rockefeller Plaza, Suite 2412, New York, NY 10020.

(6) Includes 7,333 shares of Common Stock underlying options which are currently exercisable or exercisable within 60 days of the date hereof. Mr. Attias is a director of The El-Ad Group, Ltd., which is a member of El-Ad Ink LLC, which owns 1,312,785 shares of InkSure Common Stock. Mr. Attias may be deemed to beneficially own the shares owned by El-Ad Ink LLC.

(7) Includes 86,957 shares of Common Stock underlying warrants which are currently exercisable or exercisable within 60 days of the date hereof and 7,333 shares of Common Stock underlying options which are currently exercisable or exercisable within 60 days of the date hereof. Mr. Harel directly and indirectly owns a majority of the outstanding shares of ICTS International, N.V. Mr. Harel does not disclaim beneficial ownership of the securities owned by ICTS International, N.V.

(8) Includes 57,000 shares of Common Stock underlying options which are currently exercisable or exercisable within 60 days of the date hereof.

(9) Includes 478,469 shares of Common Stock underlying options which are currently exercisable or exercisable within 60 days of the date hereof.

(10) Includes 30,333 shares of Common Stock underlying options which are currently exercisable or exercisable within 60 days of the date hereof.

(11) Includes 173,912 shares of Common Stock underlying warrants which are currently exercisable or exercisable within 60 days of the date hereof and 7,333 shares of Common Stock underlying options which are currently exercisable or exercisable within 60 days of the date hereof . L & Co., LLC holds 65,217 warrants and 186,336 shares of Common Stock. Mr. Lineberger is the Managing Member of Lineberger & Co., LLC. Lineberger & Co., LLC is the Manager of L & Co., LLC. Mr. Lineberger has no direct ownership in such securities. The Irrevocable Trust of James E. Lineberger u/a 12/17/98 holds 108,695 warrants and 310,560 shares of Common Stock. Mr. Lineberger does not have voting or dispositive authority over the shares held by the trust.

(12) Includes 87,414 shares of Common Stock underlying warrants which are currently exercisable or exercisable within 60 days of the date hereof and 7,333 shares of Common Stock underlying options which are currently exercisable or exercisable within 60 days of the date hereof.

(13) Includes 7,333 shares of Common Stock underlying warrants which are currently exercisable or exercisable within 60 days of the date hereof.

(14) Includes 123,934 shares of Common Stock underlying warrants which are currently exercisable or exercisable within 60 days of the date hereof.

(15) Includes 950,750 shares of Common Stock underlying options and warrants which are currently exercisable or exercisable within 60 days of the date hereof.

                                   MANAGEMENT

         The Company was formed on October 23, 2002 as a result of a "reverse merger" transaction, whereby a wholly-owned subsidiary of Lil Marc, Inc. merged with and into InkSure Technologies, Inc., a Delaware corporation ("InkSure Delaware") pursuant to which InkSure Delaware became a wholly-owned subsidiary of Lil Marc in a transaction accounted for as a reverse acquisition of Lil Marc by InkSure Delaware. Prior to the reverse merger, Lil Marc was a non-operating public shell corporation with nominal assets. Following the reverse merger, the management of InkSure Delaware controlled the merged company and the principal shareholders of InkSure Delaware became principal shareholders of the merged company. Following the closing of the reverse merger, Lil Marc changed its name to InkSure Technologies Inc. As a result of the reverse merger transaction, InkSure Delaware continued as an operating entity and as a wholly owned subsidiary of the Company, and the historical financial statements of InkSure Delaware replaced those of Lil Marc. Each of the Directors and Executive Officers listed below became Directors and Executive Officers of the Company as a result of the "reverse merger" transaction and all information relating to meetings of the Board of Directors and committees of the Board of Directors described below refers to meetings held after the "reverse merger".

Board of Directors

         Under the Company's Bylaws, the number of members of the Company's Board of Directors is fixed from time to time by the Board of Directors, and directors serve in office until the next annual meeting of Stockholders and until their successors have been elected and qualified.

         The Board of Directors has voted to set the size of the Board of Directors at eight (8) and to nominate Elie Housman, Yaron Meerfeld, James Lineberger, Ezra Harel, T. Lee Provow, Albert Attias and David Sass for election at the Meeting.

         Set forth below are the names of the persons nominated as directors, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold directorships.

         Name                         Age  Position with the Company
         ----                         ---  -------------------------
         Elie Housman.............    66   Chairman and Director
         Yaron Meerfeld...........    43   Chief Executive Officer and Director
         James Lineberger.........    66   Director
         Ezra Harel...............    53   Director
         T. Lee Provow............    46   Director
         Albert Attias............    74   Director
         David Sass...............    67   Director

Elie Housman joined InkSure in February 2002 as Chairman and also serves as a director of InkSure. Mr. Housman was a Principal at Charterhouse Group International, a privately held merchant bank, from 1989 until June 2001. At Charterhouse, Mr. Housman was involved in the acquisition of a number of companies with total sales of several hundred million dollars. Prior to Charterhouse, he was co-owner of AP Parts, a $250 million automotive parts manufacturer. Mr. Housman was also the Chairman of Novo Plc. in London, a leading company in the broadcast storage and services industry. At present, Mr. Housman is a director of three public companies, deltathree, Inc., which is listed on The Nasdaq National Market, ICTS International, N.V., a prominent aviation security company listed on The Nasdaq Stock Market, EVCI Career Colleges Incorporated, which is listed on the Nasdaq SmallCap Market and the Boston Stock Exchange, and in addition, Mr. Housman serves a director for a number of privately held companies in the United States.

Yaron Meerfeld joined InkSure in November 2001 as Chief Executive Officer and also serves as a director of InkSure. During the prior seven years, Mr. Meerfeld developed expertise in authentication and multi-layered security systems for documents, passports, ID cards and smart cards as Managing Director of Kromotek, Inc. and as the Vice President for Sales and Marketing at SuperCom. Prior to joining SuperCom, he served as Vice President for Sales and Marketing at APPLItec Ltd, Director of International Sales and Marketing at IIS Ltd. and in senior sales positions at Eichut Microcomputers, Ltd. Mr. Meerfeld holds a B.Sc. in Economics & Business from Bar Ilan University and an M.B.A. from Tel Aviv University in Israel.

James Lineberger joined InkSure in September 2002 as a director. Mr. Lineberger is the Managing Member of Lineberger & Co., LLC, a private investment company specializing in leveraged buyouts and venture capital. Prior to founding the firm and its predecessor in 1969, Mr. Lineberger was a member of the corporate finance department of Smith Barney & Co. Inc. Mr. Lineberger was a director of Sensormatic Electronics Corporation from 1969 until 2001, the leading global supplier of electronic article surveillance equipment and systems, and also served as Chairman of the Executive Committee from 1974 until 1998 and Co-Chief Executive Officer from January 1998 through July 1998. He also served as Chairman of the Board of Hilite Industries, Inc., a manufacturer of highly engineered parts for the automotive industry, from 1986 until 1999.

Ezra Harel joined InkSure in September 2002 as a director. Mr. Harel founded ICTS International, N.V., a prominent aviation security company listed on The Nasdaq Stock Market. From 1989 to 1992 he served as Chairman of the Board of Directors of Dash200+, a company involved with the conversion of Boeing 747 aircraft from passenger to cargo use. In 1993 he took ownership and control of Tuffy Associates Inc., an automotive service franchise company, which has approximately 450 locations. Mr. Ezra Harel is the Chairman of the Advisory Board of Seehafen Rostock Umschlagsgesellschaft GmbH (Port of Rostock), Germany, a company engaged in seaport activities. Mr. Harel had been the Vice Chairman of the Board of Directors of Rogosin Enterprises Inc., an affiliate of Leedan, since 1994 until 2002. He is also a real estate developer in the United States, Europe and Israel.

T. Lee Provow joined InkSure in September 2002 as a director. Mr. Provow is a partner at Commonwealth Associates, an investment and merchant banking firm, who currently focuses on managing Commonwealth Associates' relationships with its portfolio companies. Mr. Provow previously served as President and Chief Executive Officer of Intelispan since January 2000, until Intelispan was sold to McLeod USA, and served as a director since August 1998. From May 1998 to December 1999, Mr. Provow served as the Chief Operating Officer of Slingshot Networks LLC, a provider of digital media storage, until Slingshot Networks was purchased by Qwest Communications. From June 1995 to May 1998, Mr. Provow served as the Executive Vice President and Chief Operating Officer of GridNet International, a provider of enhanced data communications services, which Mr. Provow founded and which was purchased by MCI WorldCom in July 1997. Prior to founding GridNet, Mr. Provow spent 15 years with NCR and its successor, AT&T Global Information Services, in various domestic and international technical, marketing, product management, and strategic planning positions, including Vice President of Retail Product and Systems Marketing. Mr. Provow serves as a director of Slingshot Networks, LLC, US Wireless Data, Horizon Medical Products and Intraware.

Albert Attias joined InkSure in March 2002 as a director. Mr. Attias joined The El-Ad Group, Ltd. as President in September 1996 and currently serves as a director of The El-Ad Group, Ltd. The El-Ad Group is a member of El-Ad Ink LLC, which currently holds 1,312,785 shares of Convertible Preferred Stock. Prior to 1996, Mr. Attias was Deputy General Manager in the Mercantile Discount Bank, Ltd. in Tel Aviv for twelve years. Previously, Mr. Attias worked at Barclays Bank.

David W. Sass joined InkSure in February 2003. Mr. Sass has been a director of BarPoint.com, Inc., an online and wireless product information and shopping service provider since July 1995. Mr. Sass is also the Secretary and a director of Pioneer Commercial Funding and a director and officer of several other private companies. For the past 42 years, Mr. Sass has been a practicing attorney in New York City and is currently a senior partner in the law firm of McLaughlin & Stern, LIP, a Director of ICTS International N.V. and an honorary trustee of Ithaca College.

Committees of the Board of Directors and Meetings

         Meeting Attendance. During the time period between the completion of the merger of the Company's wholly owned subsidiary with InkSure Delaware (the "Merger") until the end of the fiscal year ended December 31, 2002, there were no meetings of the Board of Directors. During this same time period, the Executive Committee of the Board of Directors met one time. No director attended fewer than 75% of the total number of meetings of the Board of Directors or of committees of the Board of Directors on which he served during this time period.

         Audit Committee. The Audit Committee, did not meet during the time period between the Merger and the end of the fiscal year ended December 31, 2002. The Audit Committee has three members: Mr. James Lineberger, Mr. Lee Provow and Mr. Albert Attias. The Audit Committee reviews the engagement of the Company's independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits.

         Compensation Committee. The Compensation Committee, did not meet during the time period between the Merger and the end of the fiscal year ended December 31, 2002. The Compensation Committee has three members: Mr. Elie Housman, Mr. Lee Provow and Mr. Ezra Harel. The Compensation Committee reviews, approves and makes recommendations on the Company's compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to the success of the Company.

         Executive Committee. The Executive Committee, met once during the time period between the Merger and the end of the fiscal year ended December 31, 2002. The Compensation Committee has four members: Mr. Elie Housman, Mr. James Lineberger, Mr. Lee Provow and Mr. Yaron Meerfeld. The Executive Committee shall have all of the powers and authority of the Board of Directors in the management of the business and affairs of the Company; provided that the Executive Committee thereafter shall report all of its actions to the Board of Directors; and further provided, however, that the Executive Committee shall not have the power to do the following: (i) amend the Certificate of Incorporation of the Company; (ii) adopt an agreement of reorganization, merger or consolidation;
(iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the Company's property or assets; (iv) recommend to the stockholders a dissolution of the Company or a revocation of a dissolution; (v) amend the By-Laws of the Company; (vi) declare dividends; (vii) approve the Company's annual budget; (viii) issue stock or other equity securities of the Company or (ix) any other action required to be taken by the full Board of Directors by the Delaware General Corporate Law.

         The Company does not have a standing nominating committee.

Compensation of Directors

         The Company's policy is to pay no compensation to members of the Board for attendance at Board meetings or committee meetings.

         Directors are entitled to receive options under the Company's 2002 Employee, Director and Consultant Stock Option Plan. The Company did not grant any options to non-employee Directors to purchase shares of Common Stock during fiscal 2002.

         Mr. Housman received options to purchase 478,469 shares of Common Stock at an exercise price of $0.966 per share pursuant to his employment agreement with the Company. All of such options were not granted pursuant to the Company's 2002 Employee, Director and Consultant Stock Option Plan. For a discussion of the options granted to Mr. Meerfeld, please see "Executive Compensation -- Option Grants in Last Fiscal Year".


Executive Officers
         The names of, and certain information regarding, executive officers of the Company who are not also directors are set forth below. Except for executive officers who have employment agreements with the Company, The executive officers serve at the pleasure of the Board of Directors.

         Name                        Age      Position
         ----                        ---      --------
         Eyal Bigon............      37       Chief Financial Officer,
                                              Secretary and Treasurer

         Eyal Bigon, C.P.A., joined InkSure in January 2002 as Chief Financial Officer, Secretary and Treasurer. During the prior five years, he was the Chief Financial Officer of RiT Technologies (NASDAQ: RITT), a leading provider of integrated network management solutions for the communications market. Prior to joining RiT, Mr. Bigon held financial positions at Tadiran (a formerly public company involved in the technology sector) and IBM. Mr. Bigon has a B.A. in Accounting and Economics and an M.B.A. in Marketing and International Management from Tel-Aviv University.

                             EXECUTIVE COMPENSATION

         On October 23, 2002 as a result of a "reverse merger" transaction, a wholly owned subsidiary of Lil Marc, Inc. merged with and into InkSure Delaware pursuant to which InkSure Delaware became a wholly-owned subsidiary of Lil Marc in a transaction accounted for as a reverse acquisition of Lil Marc by InkSure Delaware. Prior to the reverse merger, Lil Marc was a non-operating public shell corporation with nominal assets. Following the reverse merger, the management of InkSure Delaware controlled the merged company and the principal shareholders of InkSure Delaware became principal shareholders of the merged company. Following the closing of the reverse merger, Lil Marc changed its name to InkSure Technologies Inc. As a result of the reverse merger transaction, InkSure Delaware continued as an operating entity, changed its name to IST Operating Inc., and remained a wholly owned subsidiary of the Company. The historical financial statements of InkSure Delaware replaced those of Lil Marc. However, the information provided in this section is presented on an annualized basis rather than pro rated over the period of time such executive has been with the Company.

Summary Compensation Table

         The following Summary Compensation Table sets forth summary information as to compensation received by the Company's Chief Executive Officer and each of the four other most highly compensated executive officers who were employed by the Company at the end of December 31, 2002 (collectively, the "named executive officers") for services rendered to the Company in all capacities during the three fiscal years ended December 31, 2002. The table does not include summary information as to the Company's executive officers prior to the reverse merger.


                                      Annual Compensation               Long-Term Compensation
                          --------------------------------------    -------------------------------
                                                                                           Payouts
                                                                                           -------
                                                                            Awards
                                                                    -----------------------
                                                                                Securities
Name and Principal                                    Other         Restricted  Underlying
     Position                                         Annual          Stock       Options/       LTIP        All Other
    ----------       Year     Salary     Bonus     Compensation(1)    Awards       SARs(#)      Payouts    Compensation
                     ----     ------     -----     ---------------                 -------      -------    ------------

Yaron Meerfeld       2002    $121,475    $0        $13,000             $0         57,000        $0         $0
Chief Executive      2001      20,500     0              0              0              0         0          0
Officer

Eyal Bigon           2002    $105,315    $0        $12,000             $0         55,000        $0         $0
Chief Financial
Officer, Secretary
and Treasurer

---------------
(1) Other Annual Compensation during the 2002 fiscal year consisted of a company car that was provided to each of Messrs. Meerfeld and Bigon.

Option Grants in Last Fiscal Year

         The following table sets forth information regarding each stock option granted during fiscal year 2002 to each of the named executive officers.

                                        Individual Grants
                 ---------------------------------------------------------------

                    Number of         % of Total
                   Securities        Options/SARs      Exercise
                   Underlying         Granted to        or Base
                  Options/SARs       Employees in        Price       Expiration
    Name          Granted (#)(1)      Fiscal Year      ($/Share)        Date
-------------    ---------------     -------------     ---------     ----------

Yaron Meerfeld      57,000 (2)       .........13.4%     $0.80         1/1/07
Eyal Bigon          55,000 (3)       .........13.0%     $0.80         1/1/07

(1) The options were granted pursuant to the Company's 2002 Employee, Director and Consultant Stock Option Plan (the "Plan").

(2) These options vest and become exercisable over a one-year period with 50% vesting upon issuance and 50% vesting on the first anniversary of issuance.

(3) These options vest and become exercisable over a four-year period with 20% vesting upon issuance and 20% vesting on the anniversary of issuance for the next four years.

         Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

         The following table provides information regarding the exercises of options by each of the named executive officers during the 2002 fiscal year. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2002 and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the Common Stock.


                                                   Number of Securities Underlying       Value of the Unexercised
                         Shares                         Unexercised Options               In-The-Money Options
                        Acquired                        at Fiscal Year-End               at Fiscal Year-End (2)
                           on          Value     --------------------------------   -------------------------------
 Name                   Exercise     Realized     Exercisable       Unexercisable   Exercisable       Unexercisable
 -------------------    --------     ---------   -------------      -------------   -----------       -------------
                                       (1)
Yaron Meerfeld          0              $0            28,500            28,500         $47,025            $47,025
Eyal Bigon              0              $0            11,000            44,000         $18,150            $72,600

--------------
(1) Amounts shown in this column do not necessarily represent actual value realized from the sale of the shares acquired upon exercise of the option because in many cases the shares are not sold on exercise but continue to be held by the executive officer exercising the option. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.

(2) The value of unexercised in-the-money options at fiscal year end assumes a fair market value for the Company's Common Stock of $2.45, the closing sale price per share of the Company's Common Stock as reported on the OTC Electronic Bulletin Board on December 31, 2002.

         Equity Compensation Plan Information

The following table provides information about shares of our common stock that may be issued upon the exercise of options and warrants under all of our existing compensation plans as of December 31, 2002. Our stockholder approved equity compensation plans consist of the 2002 Stock Option Plan. We have a number of options and warrants which were granted pursuant to equity compensation plans not approved by security holders and such securities are aggregated in the table below.


                                                                                        Number of securities
                                                                                      remaining available for
                       Number of securities to be                                   future issuance under equity
                        issued upon exercise of        Weighted-average exercise   compensation plans (excluding
                     outstanding options, warrants       price of outstanding         securities reflected in
                               and rights            options, warrants and rights           column (a))

   Plan category                 (a)                             (b)                           (c)
Equity
compensation plans
approved by
security holders              384,789                          $1.054                       3,115,211
Equity
compensation plans
not approved by
security holders            1,029,402(1)                       $1.310                               0
                    -------------------------                                        ------------------------------
       Total                1,414,191                                                       3,115,211

(1) Does not include options to purchase 300,840 shares of InkSure Delaware common stock which we believe was not validly issued

         The Company has authorized the issuance of equity securities under the compensation plans described below without the approval of stockholders. No additional options, warrants or rights are available for issuance under any of these plans, except for additional shares which may become purchasable under warrants with anti-dilution protection as noted below. The Company has either already registered or agreed to register for resale the common stock underlying all of these plans.


* Commonwealth Associates, L.P. warrants, dated July 5, 2002, July 31, 2002 and September 6, 2002: warrants to purchase shares of InkSure Delaware common stock in connection with Commonwealth's role as placement agent in a private placement of InkSure Delaware's securities. The warrants were to purchase an aggregate of 550,933 shares of InkSure Delaware common stock at an exercise price of $1.61 per share. In connection with the merger of InkSure Delaware with the Company's wholly owned subsidiary these warrants to purchase shares of InkSure Delaware common stock were converted into warrants to purchase shares of The Company's Common Stock.

* Elie Housman option, dated February 6, 2002: options to purchase shares 478,469 shares of InkSure Delaware common stock at an exercise price of $0.966 per share, with an expiration date of February 6, 2009. In connection with the merger of InkSure Delaware with the Company's wholly owned subsidiary these options to purchase shares of InkSure Delaware common stock were converted into options to purchase shares of the Company's Common Stock.

Employment Contracts, Termination of Employment and Change-in-Control
Arrangements

         On February 6, 2002, InkSure Delaware entered into a two-year employment agreement with Elie Housman. The agreement provides for an annual base salary of $75,000. Pursuant to the agreement, InkSure Delaware granted to Mr. Housman seven-year options to purchase 478,469 shares of InkSure Delaware common stock, which options are exercisable at a price per share of $0.966. The options granted to Mr. Housman were not granted pursuant to InkSure Delaware's option plan. All of such options have vested. Either party may terminate the agreement on ten days' prior written notice or upon the occurrence of certain events constituting cause or good reason. In the event the agreement is terminated without cause or for good reason, Mr. Housman would be entitled to a lump sum severance payment equal to Mr. Housman's annual base salary. The agreement also contains customary provisions with respect to benefits, reimbursement of expenses, confidentiality and non-competition. In connection with the merger of InkSure Delaware with the Company's wholly owned subsidiary, the Company assumed the rights and obligations of this agreement and the options to purchase shares of InkSure Delaware common stock were converted into options to purchase shares of the Company's Common Stock.


         On February 10, 2003, the Company entered into an employment agreement with Yaron Meerfeld, the Chief Executive Officer of the Company. The agreement provides for an annual base salary of $108,000 plus customary payments that are made to employees in Israel and the use of a company automobile. Mr. Meerfeld may terminate the agreement on 180 days' prior written notice and the Company may terminate the agreement on 270 days' prior written notice, provided that the Company may terminate the agreement without prior notice upon the occurrence of certain events constituting justifiable cause. The agreement also contains customary provisions with respect to benefits, reimbursement of expenses and confidentiality.


         On February 10, 2003, the Company entered into an employment agreement with Eyal Bigon, the Chief Financial Officer, Secretary and Treasurer of the Company. The agreement provides for an annual base salary of $90,000 plus customary payments that are made to employees in Israel and the use of a company automobile. Mr. Bigon may terminate the agreement on 180 days' prior written notice and the Company may terminate the agreement on 270 days' prior written notice, provided that the Company may terminate the agreement without prior notice upon the occurrence of certain events constituting justifiable cause. The agreement also contains customary provisions with respect to benefits, reimbursement of expenses and confidentiality.

         The outstanding option agreements issued under the Company's Option Plan provide for acceleration of the vesting of the options granted upon or in connection with a change in control.


                            REPORT OF AUDIT COMMITTEE

         The Audit Committee of the Board of Directors has furnished the following report:

         The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board and attached hereto as Appendix
E. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing the Company's overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2002, the Audit Committee took the following actions:

         o Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2002 with management and Kost, Forer & Gabbay, the Company's independent auditors;

         o Discussed with Kost, Forer & Gabbay the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

         o Received written disclosures and the letter from Kost, Forer & Gabbay regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee further discussed with Kost, Forer & Gabbay their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate.

         Based on the Audit Committee's review of the audited financial statements and discussions with management and Kost, Forer & Gabbay, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                      Members of the InkSure Technologies Inc. Audit Committee

                                                         Mr. James Lineberger
                                                         Mr. Lee Provow
                                                         Mr. Albert Attias

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than 10% of the Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2002 all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that five reports, covering an aggregate of five transactions, were filed late by Yaron Meerfeld (two such reports), Elie Housman, ICTS International, N.V. and El-Ad Ink, LLC.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On October 23, 2002 as a result of a "reverse merger" transaction, a wholly owned subsidiary of Lil Marc, Inc. merged with and into InkSure Delaware pursuant to which InkSure Delaware became a wholly owned subsidiary of Lil Marc in a transaction accounted for as a reverse acquisition of Lil Marc by InkSure Delaware. Prior to the reverse merger, Lil Marc was a non-operating public shell corporation with nominal assets. Following the reverse merger, the management of InkSure Delaware controlled the merged company and the principal shareholders of InkSure Delaware became principal shareholders of the merged company. Following the closing of the reverse merger, Lil Marc changed its name to InkSure Technologies Inc. As a result of the reverse merger transaction, InkSure Delaware changed its name to IST Operating Inc., and continued as an operating entity and as a wholly owned subsidiary of the Company. The historical financial statements of InkSure Delaware replaced those of Lil Marc.

         In March 2002, management of InkSure Delaware, was seeking additional equity funding in order to fully implement its business and marketing plan for the expansion of their business. Elie Housman, Chairman of InkSure Delaware, commenced discussions with Carl Kleidman, Managing Director of Commonwealth Associates, L.P., or Commonwealth, an affiliate of ComVest Capital Partners, LLC, or ComVest, the majority stockholder of the Company prior to the reverse merger, regarding a private placement and eventual reverse merger of InkSure Delaware with a wholly owned subsidiary of the Company. In March 2002, Commonwealth entered into a letter of intent to act as the placement agent in connection with a private placement for InkSure Delaware. As a condition to the closing of the private placement financing, InkSure Delaware agreed that it would merge with and into a newly formed wholly owned subsidiary of the Company so that InkSure Delaware would be the surviving corporation and the Company would continue the operations and business of InkSure Delaware. The exchange ratio for conversion of shares of InkSure Delaware common stock into shares of the Company's common stock was determined by the Company and InkSure Delaware through such negotiations. In connection with the private placement, InkSure Delaware paid Commonwealth a $569,500 cash fee and issued a seven-year warrant to purchase 550,933 shares of InkSure Delaware common stock at a price of $1.61 per share. In connection with the merger of InkSure Delaware with the Company's wholly owned subsidiary, this warrant to purchase shares of InkSure Delaware common stock was converted into warrants to purchase shares of the Company's Common Stock.

                              ELECTION OF DIRECTORS

                                 (Notice Item 1)


         Under the Company's Charter, the number of directors is fixed from time to time by the Board of Directors, and directors serve in office until the next annual meeting of Stockholders and until their successors have been elected and qualified.

         The Board of Directors has voted (i) to set the size of the Board of Directors at eight (8) and (ii) to nominate Elie Housman, Yaron Meerfeld, James Lineberger, Ezra Harel, T. Lee Provow, Albert Attias and David Sass for election at the Meeting to serve until the next annual meeting of Stockholders and until their respective successors have been elected and qualified.

         Unless authority to vote for any of the nominees named above is withheld, the shares represented by the enclosed proxy, attached hereto as Appendix A, will be voted FOR the election as directors of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee's place. The Board has no reason to believe that any nominee will be unable or unwilling to serve.

         A plurality of the votes cast at election in person or by proxy is required to elect each nominee as a director.

         THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF ELIE HOUSMAN, YARON MEERFELD, JAMES LINEBERGER, EZRA HAREL, T. LEE PROVOW, ALBERT ATTIAS AND DAVID SASS AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                      APPROVAL AND ADOPTION OF AN AGREEMENT
           AND PLAN OF MERGER PROVIDING FOR THE MERGER OF THE COMPANY
   INTO ITS WHOLLY-OWNED SUBSIDIARY FOR THE PURPOSE OF CHANGING THE COMPANY'S
                 STATE OF INCORPORATION FROM NEVADA TO DELAWARE

                                 (Notice Item 2)

Introduction

         For the reasons set forth below, the Company's Board of Directors unanimously approved the Proposed Reincorporation (as hereinafter defined) and believes that it is in the best interests of the Company and its stockholders to change the state of incorporation of the Company from Nevada to Delaware (the "Proposed Reincorporation"). Throughout this section of the Proxy Statement, the Company as currently incorporated in Nevada will be referred to as "InkSure-Nevada" and the Company as reincorporated in Delaware (which reincorporation is subject to approval of the Proposed Reincorporation by the stockholders at the Meeting) will be referred to as "InkSure-Delaware".

         Stockholders are urged to read carefully this section of this Proxy Statement, including the related appendices referenced below and attached to this Proxy Statement, before voting on the Proposed Reincorporation.

Method of Reincorporation

         The Proposed Reincorporation will be effected by merging InkSure-Nevada into a newly formed Delaware corporation that is a wholly owned subsidiary of InkSure-Nevada (the "Merger"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement") attached hereto as Exhibit F. Upon completion of the Merger, InkSure-Nevada, as a corporate entity, will cease to exist and InkSure-Delaware will succeed to the assets and liabilities of InkSure-Nevada and will continue to operate the business of the Company under its current name, "InkSure Technologies Inc."

         As provided by the Merger Agreement, each outstanding share of InkSure-Nevada common stock, $0.01 par value per share, will be automatically converted into one share of InkSure-Delaware common stock, $0.01 par value per share, at the effective time of the Merger. Each stock certificate representing issued and outstanding shares of InkSure-Nevada common stock will continue to represent the same number of shares of InkSure-Delaware common stock.

         DO NOT SEND IN ANY OF YOUR STOCK CERTIFICATES REPRESENTING SHARES OF THE COMPANY'S COMMON STOCK, AS IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING INKSURE-NEVADA STOCK CERTIFICATES FOR INKSURE- DELAWARE STOCK CERTIFICATES. HOWEVER, STOCKHOLDERS MAY REQUEST THAT THEIR CERTIFICATES BE EXCHANGED IF THEY SO CHOOSE. DELIVERY OF THE INKSURE-NEVADA COMMON STOCK CERTIFICATES WILL CONSTITUTE DELIVERY FOR TRANSACTIONS IN SHARES OF INKSURE-DELAWARE COMMON STOCK AFTER THE EFFECTIVE DATE OF THE MERGER.

         InkSure-Nevada common stock is traded on the over-the-counter market with quotations published on the NASD OTC Bulletin Board under the symbol "INKS" and, after the Merger, InkSure-Delaware common stock will continue to be traded on the over-the-counter market with quotations published on the NASD OTC Bulletin Board under the symbol "INKS" as the shares of InkSure-Nevada common stock are currently traded, and the shares of InkSure-Delaware common stock will continue to be represented by the same CUSIP number as that is currently used for InkSure-Nevada common stock. There will be no interruption in the trading of the Company's common stock as a result of the Proposed Reincorporation. The Proposed Reincorporation includes the adoption of a new certificate of incorporation and bylaws for InkSure-Delaware (the "Delaware Charter" and "Delaware Bylaws," respectively) to replace the current certificate of incorporation and bylaws of InkSure-Nevada (the "Nevada Charter" and "Nevada Bylaws," respectively). As a Delaware corporation, InkSure-Delaware will be subject to the Delaware General Corporation Law (the "Delaware corporate law"). InkSure-Nevada is subject to the corporation laws of Nevada set out in the Nevada Revised Statutes (the "Nevada corporate law"). Differences between the Delaware Charter and Delaware Bylaws, on the one hand, and the Nevada Charter and Nevada Bylaws, on the other hand, must be viewed in the context of the differences between Delaware corporate law and Nevada corporate law. These differences are discussed below under "Comparison of the Charters and Bylaws of InkSure-Nevada and InkSure-Delaware and Significant Differences between the Corporation Laws of Nevada and Delaware".

         The Proposed Reincorporation will NOT result in any change in the name, business, management, capitalization, board of directors' structure, fiscal year, assets, liabilities or location of principal facilities of the Company. The directors elected at the stockholders' meeting to serve on the Board of Directors of InkSure-Nevada will become the directors of InkSure-Delaware. All employee benefit and stock option plans of InkSure-Nevada will become InkSure-Delaware plans, and each option or right issued by such plans will automatically be converted into an option or right to purchase the same number of shares of InkSure-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions. Stockholders should note that approval of the Proposed Reincorporation will also constitute approval of these plans continuing as InkSure-Delaware plans. Other employee benefit arrangements of InkSure-Nevada will also be continued by InkSure-Delaware upon the terms and subject to the conditions currently in effect.

         The Company believes that the Proposed Reincorporation will not affect any of its material contracts with any third parties and that InkSure-Nevada's rights and obligations under such material contractual arrangements will continue as rights and obligations of InkSure-Delaware.

         The Proposed Reincorporation has been approved by the members of the Company's Board of Directors, who unanimously voted "FOR" the Proposed Reincorporation. If approved by the stockholders, it is anticipated that the Merger will become effective under the Merger Agreement (the "Effective Time") at 5:00 p.m., New York City time, on July 3, 2002, or as soon as practicable thereafter. However, as described in the Merger Agreement, if prior to the Effective Time the Board of Directors determines that circumstances have arisen that make it inadvisable to proceed with the Proposed Reincorporation under the original terms of the Merger Agreement, the Merger (and thus the Proposed Reincorporation) may be abandoned or the Merger Agreement may be amended by the Board of Directors either before or after stockholder approval has been obtained (except that the principal terms may not be amended without obtaining further stockholder approval). The discussion below is qualified in its entirety by reference to the Merger Agreement, the Delaware Charter and the Delaware Bylaws, copies of which are attached to this Proxy Statement as Appendices A, B and C, respectively, and by the applicable provisions of Nevada corporate law and Delaware corporate law.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSED REINCORPORATION. THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST THIS PROPOSAL.

Vote Required For the Proposed Reincorporation

         Approval of the Merger Agreement and the Proposed Reincorporation, which will also constitute approval of the Delaware Charter and the Delaware Bylaws, will require the affirmative vote of a majority of the outstanding shares of Common Stock as of the Record Date.

Principal Reasons For the Reincorporation Proposal

   For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing, and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have initially chosen Delaware, or have chosen to reincorporate in Delaware, in a manner similar to that proposed by the Company. The Board of Directors believes that the principal reasons for considering such a reincorporation are:

o the development in Delaware over the last century of a well-established body of case law construing the Delaware General Corporation Law, which provides businesses with a greater measure of predictability than exists in any other jurisdiction;

o the certainty afforded by the well-established principles of corporate governance under Delaware corporate law are of benefit to the Company and its stockholders and should increase the Company's ability to attract and retain quality directors and officers;

o Delaware corporate law itself, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

o the Delaware Court of Chancery, which brings to its handling of complex corporate issues a level of experience, a speed of decision and a degree of sophistication and understanding unmatched by any other court in the country, and the Delaware Supreme Court, the only appeals court; and

o the Delaware General Assembly, which each year considers and adopts statutory amendments that have been proposed by the Corporation Law Section of the Delaware bar to meet changing business needs.

Significant Changes Caused By Reincorporation

         In general, the Company's corporate affairs are presently governed by the corporate law of Nevada, the Company's state of incorporation, the Nevada Charter and by the Nevada Bylaws, which have been adopted pursuant to Nevada law. The Nevada Charter and Nevada Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at InkSure Technologies Inc., 32 Broadway, Suite 1314, New York, NY, Attention: Eyal Bigon, Chief Financial Officer.

         Following the Merger, issues of corporate governance and control would be controlled by Delaware, rather than Nevada, corporate law. The Nevada Charter and Nevada Bylaws, will, in effect, be replaced by the Delaware Charter and the Delaware Bylaws, copies of which are attached as Appendices B and C, respectively, to this Proxy Statement.

Dissenter's or Appraisal Rights

         Nevada corporate law generally provides that stockholders may have dissenters' rights in connection with a plan of merger in which the approval of the corporation's stockholders is required. However, Nevada corporate law provides that there is no right of dissent with respect to a plan of merger in favor of holders of any class or series which, at the record date for the stockholders' meeting to approve the plan, were either: (i) listed on a national securities exchange or designated as a national market system security by the National Association of Securities Dealers or (ii) held by at least 2,000 stockholders of record, as that term is defined in Section 92A.330 of Nevada corporate law. The Company common stock is not listed for trading on a national market system. Additionally, as of April 29, 2003, the Company had approximately 95 stockholders of record.

         The Company does not qualify for the exemption from dissenters' rights pursuant to Section 92A.390 of Nevada corporate law. The Company therefore believes that stockholders are entitled to dissenters' or appraisal rights relating to the Reincorporation. As such, attached as Appendix D are the dissenters' rights statutes under Nevada corporate law.

         If the Merger Agreement is approved, dissenting stockholders of the Company may be entitled to assert dissenters' rights under Sections 92A.300 to 92A.500, inclusive, of the Nevada corporate law. A brief summary of dissenter's rights is provided below. Any stockholder considering the use of dissenters' rights should read Appendix D carefully, and should not rely only on the following, which is only a partial summary.

         Any stockholder wanting to exercise dissenters' rights must deliver written notice to the Company, before the date of the annual meeting, or at the annual meeting before the Merger Agreement is voted upon, stating that the stockholder intends to demand payment for his, her or its shares of Company common stock if the Merger Agreement is approved (Section 92A.420.1(a) of the Nevada corporate law). In addition, the stockholder must not vote his, her or its shares in favor of the Merger Agreement (Section 92A.420.1(b) of the Nevada corporate law). Notices transmitted before the meeting should be addressed to InkSure Technologies Inc., 32 Broadway, Suite 1314, New York, NY 10004,
Attention: Eyal Bigon, Chief Financial Officer. At the annual meeting, notices may be handed to Mr. Bigon. Stockholders who vote in favor of the Merger Agreement will be deemed to have waived their dissenter's rights.

         A stockholder whose shares of Company common stock are held in "street name" or in the name of anyone other than the stockholder must obtain written consent from the person or firm in whose name the shares are registered, allowing the stockholder to file the notice demanding payment for the shares in question, and must deliver the consent to the Company no later than the time that dissenter's rights are asserted (Section 92A.400.2(a) of the Nevada corporate law). Also, the dissent must be asserted as to all shares of Company common stock that the stockholder beneficially owns or has power to vote at the annual meeting (Section 92A.400.2(b) of the Nevada corporate law).

         Any stockholder who does not complete the requirements of Sections 92A.400 and 92A.420.1(a) and (b) of the Nevada corporate law as described above is not entitled to payment for his, her or its shares of Company common stock (Section 92A.420.2 of the Nevada corporate law).

Comparison of the Charters of the Bylaws of InkSure-Nevada and InkSure-Delaware and Significant Differences Between the Corporation Laws of Delaware and Nevada

Fiduciary Duties of Directors

         Both Delaware and Nevada law provide that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors of Nevada and Delaware corporations owe fiduciary duties of care and loyalty to the corporations they serve, as well as their stockholders.

         The fiduciary duty provisions included in Nevada corporate law may provide significantly broader discretion, and increased protection from liability, to directors in exercising their fiduciary duties, particularly in the context of a change in control.

         The following summarizes certain aspects of Delaware and Nevada law as they relate to fiduciary duties of directors:

    Standard of Care

         Delaware courts have held that the directors of a Delaware corporation are required to exercise an informed business judgment in performing their duties. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Delaware courts have also imposed a heightened standard of conduct on directors in matters involving a contest for control of the corporation.
         A director of a Nevada business corporation must perform his or her duties as a director in good faith and with a view to the interests of the corporation.

    Justifiable Reliance

         A director of a Delaware corporation, in performing his or her duties, is protected in relying, in good faith, upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation's officers or employees, or by committees of the board of directors, or by any other person as to matters the director reasonably believes are within such other person's professional or expert competence. Such person must also have been selected with reasonable care by or on behalf of the corporation.

         In performing his or her duties, a director of a Nevada business corporation is entitled to rely, in good faith, on information, opinions, reports, books of account or statements (including financial statements and other financial data) prepared or presented by any of the corporation's directors, officers or employees so long as the director reasonably believes such persons to be reliable and competent in such matters; counsel, public accountants, financial advisers, investment bankers or other persons as to matters which the director reasonably believes to be within the professional or expert competence of such persons; and a duly designated committee of the board which the director reasonably believes merits confidence and upon which the director does not serve, but only as to matters within the committee's designated authority. However, a director of a Nevada corporation will not be considered to be acting in good faith if he or she has knowledge concerning the matter in question which would cause such reliance to be unwarranted.

    Consideration of Factors

         Delaware corporate law does not contain any statutory provision permitting the board of directors, committees of the board and individual directors, when discharging their duties, to consider the interests of any constituencies other than the corporation or its stockholders.

         Nevada corporate law, on the other hand, provides that in discharging their duties, the board of directors, committees of the board and individual directors may, in exercising their respective powers with a view to the interests of the corporation, choose, to the extent they deem appropriate, to subordinate the interests of stockholders to the interests of employees, suppliers, customers or creditors of the corporation or to the interests of the communities served by the corporation.

    Presumption

         Under Delaware corporate law, it is presumed that the directors of a Delaware corporation acted on an informed basis, in good faith and in the honest belief that their actions were in the best interest of the corporation. This presumption may be overcome, however, if a preponderance of the evidence shows that the directors' decision involved a breach of fiduciary duty such as fraud, overreaching, lack of good faith, failure of the board to inform itself properly or actions by the board to entrench itself in office.

         Under Nevada corporate law, unless there is a breach of fiduciary duty or a lack of good faith, any act of the board of directors, any committee of the board or any individual director is presumed to be in the corporation's best interest. No higher burden of proof or greater obligation to justify applies to any act relating to or affecting an acquisition or a potential or proposed acquisition of control of the corporation than to any other action.

    Specific Applications

         Delaware courts have imposed a heightened standard of conduct upon directors of a Delaware corporation who take any action designed to defeat a threatened change in control of the corporation. The heightened standard has two elements. First, the board must demonstrate some basis for concluding that a proper corporate purpose is served by implementation of any defensive measure, and, second, that measure must be reasonable in relation to the perceived threat posed by the change in control.

         Nevada corporate law also imposes the same heightened standard of conduct upon directors who take action to resist a change or potential change in control of a corporation, when such action impedes the exercise of the stockholders' right to vote for or remove directors.

    Anti-Takeover Laws

         Section 203 of the Delaware General Corporation Law contains certain "anti- takeover" provisions that apply to a Delaware corporation, unless the corporation elects not to be governed by such provisions in its certificate of incorporation or bylaws. InkSure-Delaware has not elected to opt out of the provisions of Section 203. Section 203 precludes a corporation from engaging in any "business combination" with any person that owns 15% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 15% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation's assets.

         The three-year waiting period does not apply, however, if any of the following conditions are met:

o the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 15% of such stock before the stockholder obtained ownership of more than 15% of the corporation's stock;

o once the transaction which resulted in the stockholder owning more than 15% of the outstanding voting stock of the corporation is completed, such stockholder owns at least 85% of the voting stock of the corporation outstanding at the time that the transaction commenced; or

o at or after the time the stockholder obtains more than 15% of the outstanding voting stock of the corporation, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders (and not by written consent) by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the acquiring stockholder.

         In addition, Section 203 does not apply to any person who became the owner of more than 15% of a corporation's stock if it was as a result of action taken solely by the corporation.

         The Nevada Revised Statute contains certain "anti-takeover" provisions that apply to a Nevada corporation, unless the corporation elects not to be governed by such provisions in its articles of incorporation or bylaws. InkSure-Nevada did not elect to opt out of any of these provisions. Nevada corporate law precludes a corporation from engaging in any "business combination" with any person that owns 10% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 10% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation's assets.

         The three-year waiting period does not apply, however, if the board of directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 10% of such stock before the stockholder obtained ownership of more than 10% of the corporation's stock.

         Furthermore, a corporation may not engage in any business combination with an interested stockholder after the expiration of three years from the date that such stockholder obtained ownership of more than 10% of the outstanding voting stock of the corporation unless the combination meets all the requirements of the corporation's articles of incorporation, and:

      o is approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting power not beneficially owned by the interested stockholder proposing the combination at a meeting called for that purpose no earlier than three years after the interested stockholder's date of acquiring shares; or

      o the form and amount of consideration to be received by stockholders (excluding the interested stockholder) of the corporation satisfy certain tests and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated.

         In addition, the Nevada Revised Statute suspends the voting rights of the "control shares" of a stockholder that acquires 20% or more of a corporation's shares entitled to be voted in an election of directors. The voting rights of the control shares generally remain suspended until such time as the "disinterested" stockholders of the company vote to restore the voting power of the acquiring stockholder.

         If full voting rights are accorded to the shares held by the acquiring person and the acquiring person has acquired shares amounting to or greater than a majority of all voting power, any stockholder of record, other than the acquiring person, who did not vote in favor of granting voting power to the shares held by the acquiring person may demand payment for the fair value of such stockholder's shares. Within 20 days of the vote according the shares of the acquiring person voting rights, the corporation shall send notice to any stockholders who did not vote in favor of such action notifying them of their right to demand payment for their shares. Within 20 days of receipt of such notice, a stockholder seeking payment must demand payment for such stockholder's shares and the corporation must comply within 30 days.

         Nevada corporate law provides that the provisions described above apply to all corporations, unless the articles of incorporation or the bylaws of the corporation in effect on the tenth day after an acquiring person acquires a controlling interest provide that such provisions do not apply to the corporation. InkSure-Nevada did not elect to opt out of any of these provisions.

    Dividend Rights and Repurchase of Shares

         Under Delaware corporate law, a corporation may declare and pay dividends out of surplus or, if no surplus exists, out of net profits, for the fiscal year in which the dividends are declared and/or for its preceding fiscal year, provided that dividends may not be paid out of net profits if the capital of the corporation is less than the aggregate amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. Surplus is defined as net assets minus stated capital. Delaware corporate law applies different tests to the payment of dividends and the repurchase of shares. Delaware corporate law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation.

         Under Nevada corporate law, a corporation is prohibited from making a distribution (including dividends on, or redemption or repurchase of, shares of capital stock) to its stockholders if, after giving effect to the distribution:

      o the corporation would be unable to pay its debts as they become due in the usual course of business; or

      o the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if that corporation were then dissolved, to satisfy the rights of stockholders having superior preferential rights upon dissolution to the stockholders receiving the distribution.

         The board of directors of a Nevada corporation may base the above determination on: financial statements prepared on the basis of accounting principals; fair valuation, including but not limited to, unrealized appreciation or depreciation, or any other method that is reasonable under the circumstances.

    Number and Election of Directors

         There are no material differences in the number and election of directors between Delaware and Nevada corporate law.

    Liability of Directors and Officers

         Delaware corporate law permits a corporation to include in its certificate of incorporation a provision limiting or eliminating the personal liability of its directors to the corporation or its stockholders for monetary damages arising from a breach of fiduciary duty, except for:

      o a breach of the duty of loyalty to the corporation or its stockholders;

      o acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

      o a declaration of a dividend or the authorization of the repurchase or redemption of stock in violation of Delaware corporate law; or

      o any transaction from which the director derived an improper personal benefit.

         The Delaware Bylaws and the Delaware Charter each include provisions which limit the liability of directors of InkSure-Delaware to the maximum extent permitted by law.

         Nevada corporate law permits a corporation to adopt any provision in its articles of incorporation that are not contrary to the laws of the state of Nevada; there is no restriction on a corporation's ability to limit the personal liability of a director or officer to the corporation. Under Nevada corporate law, a director or officer is not individually liable to a corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that:

      o his act or failure to act constituted a breach of his fiduciary duties; and

      o his breach of those duties involved intentional misconduct, fraud or a knowing violation of the law.

         The Nevada Charter provides that InkSure-Nevada's directors and officers shall not be personally liable for monetary damages for any breach of fiduciary duty except for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) for the payment of dividends in violation of Nevada corporate law.

         While these provisions provide officers and directors with protection from awards for monetary damages for breaches of their duty of care, they do not eliminate such duty. Accordingly, these provisions will have no effect on the availability of equitable remedies such as an injunction or rescission based on an officer's or director's breach of such duties.

    Indemnification of Directors and Officers

         Both Delaware and Nevada permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe that their conduct was unlawful.

         Under Delaware corporate law, a corporation may indemnify any person involved in a third-party action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of being a director, officer, employee or agent of the corporation, against expenses (including attorneys' fees), judgments, fines and settlement amounts actually and reasonably incurred in connection with such action, suit or proceeding or incurred by reason of such persons being or having been a representative of the corporation, if he or she acted in good faith and reasonably believed that his or her actions were in or not opposed to the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful. Under Delaware corporate law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust of other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. Delaware corporate law also provides that a corporation may advance to a director or officer expenses incurred by him in defending any action, upon receipt of an undertaking by the present or former director or officer to repay the amount advanced if it is ultimately determined that he is not entitled to indemnification. Delaware corporate law provides further that the provisions for indemnification contained therein are nonexclusive of any other rights to which the party may be entitled under any bylaw, agreement, vote of stockholders, disinterested directors or otherwise.

         The provisions of Nevada corporate law regarding indemnification are substantially similar to those of Delaware corporate law. Nevada corporate law provides that a corporation may indemnify any director, officer, employee or agent for any expenses incurred in connection with such person's position with the corporation, provided such person acted in good faith and in a manner which they reasonably believed to be in or not opposed to the best interests of the corporation. Nevada corporate law requires, unless ordered by a court, a finding to be made, that the officer, director, employee or agent has met the above-described standard of conduct, by (i) a majority vote of the board of directors for which the quorum does not consist of parties to the proceeding;
(ii) independent legal counsel in a written opinion, or (iii) stockholder approval. Nevada corporate law also provides that a corporation must advance to a director or officer expenses incurred by him in defending any action, upon receipt of an undertaking by the present or former director or officer to repay the amount advanced if it is ultimately determined that he is not entitled to indemnification.

    Annual Meetings

         Under Delaware corporate law, if the annual meeting for the election of directors is not held on the designated date, or action by written consent to elect directors in lieu of an annual meeting has not been taken, the directors are required to cause that meeting to be held as soon as is convenient. If there is a failure to hold the annual meeting or to take action by written consent to elect directors in lieu of an annual meeting for a period of 30 days after the designated date for the annual meeting, or if no date has been designated for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.

         Under Nevada corporate law, if the annual meeting is not held within 18 months after the last election of directors, the district court has jurisdiction to order the election of directors, upon application of any one or more stockholders holding at least 15% of the voting power.

    Special Meetings

         Under Delaware corporate law, a special meeting of the stockholders may be called by the board of directors or any other person as may be authorized by the bylaws. The Delaware Bylaws provide that special meetings may be called by the president, by resolution of the Board of Directors or at the request in writing of stockholders of record owning 50% in amount of capital stock outstanding and entitled to vote

         Under Nevada corporate law, special meetings of stockholders may be called by the board of directors, by any two directors and by the president, unless otherwise provided in the articles of incorporation or bylaws. Under the Nevada Bylaws, special meetings of the stockholders may be called at any time by the president, secretary or by the Board of Directors or at the request in writing of stockholders of record owning at least 10% of all the shares entitled to vote at the meeting.

    Notice of Stockholder Meetings

         Under Delaware corporate law, written notice of any meeting of the stockholders shall be given not less than ten nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting.

         Under Nevada corporate law, written notice of any meeting of the stockholders shall be given not less than ten nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. Nevada corporate law also provides that the articles of incorporation or bylaws may require that the notice be also published in one or more newspapers. Neither the Nevada Bylaws nor the Nevada Charter contain such a requirement.

    Notice of Adjournment of Stockholder Meetings and Business Transacted at Adjourned Meeting

         Under Delaware corporate law, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. In addition, at the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting regardless of whether or not there exists a quorum.

         Under Nevada corporate law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting.

    Fixing Date for Determination of Stockholders of Record

         There are no material differences in fixing a date for determination of stockholders of record between Delaware and Nevada corporate law.

    Action by Stockholders Without a Meeting

         There are no material differences in the action by stockholders without a meeting between Delaware and Nevada corporate law.

    Advance Notice of Director Nominations and Stockholder Proposals

         Delaware corporate law does not specify the manner in which nominations for directors may be made by stockholders or the manner in which business may be brought before a meeting. The Delaware Bylaws provide that notice of a director nominations or other stockholder proposal must be received by the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, the proposing stockholder must deliver such notice not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

         Nevada corporate law, like Delaware corporate law, does not specify the manner in which nominations for directors may be made by shareholders or the manner in which business may be brought before a meeting. With respect to director nominations and stockholder proposals, the Nevada Bylaws provide that, in order to be deemed properly presented, notice of such nomination or proposal must be delivered to the Secretary of the Company at the principal executive offices of the Company (i) with respect to an annual meeting of stockholders, no less than 90 days prior to the stockholder meeting (or, if the date of such meeting has not yet been set, 90 days prior to the anniversary of the previous year's meeting), and (ii) with respect to special meetings, the close of business on the seventh day following the date on which such notice of meeting is first given to stockholders. Each such notice must set forth a general description of each item of business proposed to be brought before the meeting, the name and address of the shareholder proposing to bring such item of business before the meeting and a representation that the shareholder intends to appear in person or by proxy at the meeting.

    Charter Amendments

         Under Delaware corporate law, an amendment or change to the certificate of incorporation generally requires the approval of the board of directors, followed by the approval of such amendment by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon. When an amendment of the certificate would adversely affect the rights of a class of stock or the rights of a series of a class, Delaware corporate law provides that the enactment of the amendment also requires the affirmative vote of the holders of a majority of the outstanding shares of such class or series.

         Under Nevada corporate law, an amendment to the articles requires the approval of the board of directors followed by the affirmative vote of a majority of the votes cast by all stockholders entitled to vote thereon and, if any class or series of shares is entitled to vote thereon as a class, the affirmative vote of a majority of the votes cast in each such class vote.

    Amendments to Bylaws

         Under Delaware corporate law, bylaws may be adopted, amended or repealed by the stockholders entitled to vote thereon provided that any corporation may, in its certificate of incorporation, confer this power upon the directors. However, the power vested in the stockholders shall not be divested or limited where the board of directors also has such power. The Delaware Charter provides that the directors have the power to adopt, amend or repeal the Delaware Bylaws in a manner not inconsistent with such bylaws. The Delaware Bylaws provide that the vote of a majority of all directors (subject to amendments that are solely within the province of the stockholders) or the affirmative vote of a majority of the votes cast by all stockholders entitled to vote is required to alter, amend or repeal the bylaws.

         There is no provision in Nevada corporate law that expressly requires a grant of power to the board of directors in the articles of incorporation in order to adopt bylaws for a corporation. Rather, Nevada corporate law provides that the board of directors of a corporation may make the bylaws, but that such bylaws are subject to those adopted by the stockholders, if any. Further, although not part of Nevada corporate law, an opinion of the Nevada Attorney General also provides that directors may adopt bylaws for a corporation in the event that the stockholders do not; however, stockholders retain the right to adopt bylaws superseding those adopted by the board of directors. The Nevada Bylaws contain substantially the same provision as the Delaware Bylaws regarding amendment.

    Interested Director Transactions

         Under Delaware corporate law, some contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure are met. Under Delaware corporate law, the conditions are that either (i) the stockholders or the disinterested directors must approve any such contract or transaction after the full disclosure of material facts, or
(ii) the contract or transaction must have been fair as to the corporation at the time it was approved. Under Delaware corporate law, if board approval is sought, the contract or transactions must be approved by a majority of the disinterested directors (even though less than a quorum).

         Nevada corporate law does not automatically void contracts or transactions between a corporation and one of the corporation's directors. Under Nevada corporate law, a contract or transaction is not voidable solely because:

      o the contract is between the corporation and a director of the corporation or an entity in which a director of the corporation has a financial interest;

      o an interested director is present at the meeting of the board of directors that authorizes or approves the contract or transaction; or

      o the vote or votes of the interested director are counted for purposes of authorizing or approving the contract or transaction involving the interested transaction.

         Instead, under Nevada corporate law, contracts or transactions such as those described above are permissible if:

      o the facts surrounding the contract or transaction are known to the board of directors and the board of directors authorize, approves, or ratifies the contract or transaction in good faith by a vote without counting the vote of the interested director; or

      o the facts or circumstances surrounding the contract or transaction are made known to the stockholders and they authorize, approve or ratify the contract or transaction in good faith by a majority vote of the shares entitled to vote, including the votes, if any, of the interested director; or

      o the fact that the contract or transaction will prove to be in the interested director's financial interest is unknown to the interested director at the time it is brought before the board of directors; or

      o the contract or transaction is fair as to the corporation at the time it is authorized or approved.

    Removal of Directors

         Under Delaware corporate law, any director or the entire board of directors may be removed, with or without cause, by the majority vote of the stockholders then entitled to vote at an election of directors.

         A director of a Nevada corporation or the entire board of directors may be removed with or without cause during their term of office only by a vote of two-thirds of the voting power of the then outstanding shares entitled to vote in an election of directors.

    Stockholder Derivative Suits

         There are no material differences in the area of stockholder derivative suits between Delaware and Nevada corporate law.

    Mergers and Major Transactions

         Under Delaware corporate law, whenever the approval of the stockholders of a corporation is required for an agreement of merger or consolidation or for a sale, lease or exchange of all or substantially all of its assets, such agreement, sale, lease or exchange requires the affirmative vote of the owners of a majority of the outstanding shares entitled to vote thereon. Notwithstanding the foregoing, under Delaware law, unless required by its certificate of incorporation, no vote of the stockholders of a constituent corporation surviving a merger is necessary to authorize a merger if:

      o the agreement of merger does not amend in any respect the certificate of incorporation of such constituent corporation; and

      o each share of stock of the constituent corporation outstanding immediately prior to the merger is to be an identical outstanding or treasury share of the surviving corporation after the merger; and

      o either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into the common stock are to be issued under such agreement of merger, or the number of shares of common stock issued or so issuable does not exceed 20% of the number thereof outstanding immediately prior to the merger.

         In addition, Delaware corporate law provides that a parent corporation that is the record holder of at least 90% of the outstanding shares of each class of stock of a subsidiary may merge the subsidiary into the parent corporation without the approval of the subsidiary's stockholders or board of directors and without the approval of the parent's stockholders.

         Under Nevada corporate law, the sale, lease, exchange or disposal of all of the assets of a corporation as well as any merger, consolidation or share exchange generally must be recommended by the board of directors and requires the approval of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. Under Nevada corporate law, the vote of the stockholders of a Nevada corporation surviving a merger is not required if:

      o the articles of incorporation of the surviving corporation will not substantially differ from its articles of incorporation before the merger; and

      o each stockholder of the surviving corporation before the effective date will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; and

      o the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, will not exceed by more than 20% the total number of voting shares of the surviving entity outstanding immediately before the merger; and

      o the number of participating shares outstanding immediately before the merger, plus the number of participating shares issuable as a result of the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.

         In addition, Nevada corporate law provides that no stockholder approval is required if, prior to the adoption of the plan, another corporation that is a party to such equity plan owns 90% or more of the outstanding shares of each class of such constituent corporation.

    Dissenters' Rights of Appraisal

         Under both Delaware and Nevada corporate law, a dissenting stockholder of a corporation engaged in certain major corporate transactions may, under certain limited circumstances, be entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash in the amount of the fair market value of his or her shares (as determined by agreement of the parties or a court), in lieu of the consideration that he or she would otherwise receive in any such transaction.

         Under Delaware corporate law, unless the certificate of incorporation of a corporation provides otherwise, appraisal rights are only available with respect to a merger or consolidation of a corporation under certain limited circumstances. No appraisal rights are provided in the case of a sale or transfer of all or substantially all of the corporation's assets or an amendment to the corporation's certificate of incorporation. Moreover, Delaware corporate law does not provide appraisal rights in connection with a merger or consolidation, unless the certificate of incorporation provides otherwise, to the owners of shares of a corporation that, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the merger or consolidation, is either:

      o listed on a national securities exchange or designated as a national market system security by the National Association of Securities Dealers, Inc.; or

      o     held of record by more than 2,000 stockholders;

unless the applicable agreement of merger or consolidation requires the owners of these shares to receive, in exchange for these shares, anything other than shares of stock of the resulting or surviving corporation or shares of stock of any other corporation listed on a national securities exchange, designated as described above, or held of record by more than 2,000 holders.

         In addition, Delaware corporate law denies appraisal rights to the stockholders of the surviving corporation in a merger if that merger did not require for its approval the vote of the stockholders of the surviving corporation. Under Delaware corporate law, no vote of the stockholders of a surviving corporation is required if the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and certain other conditions are met.

         Nevada corporate law provides that stockholders of a corporation are entitled to dissent from and obtain payment of the fair market value of his or her shares in the event of the following corporate actions, including:

      o consummation of a plan of merger to which the Nevada corporation is a party (i) if approval by the stockholder is required for the merger and he or she is entitled to vote on the merger, or (ii) in certain circumstances, if the domestic corporation is a subsidiary and is merged with its parent;

      o consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interest will be acquired, if he or she is entitled to vote on the plan; or

      o any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provide that voting or nonvoting stockholders are entitled to dissent and obtain payment for such stockholder's shares.

         Under Nevada corporate law, appraisal rights are not provided, however, to the holders of shares of any class that is either listed on a national securities exchange or held of record by more than 2,000 stockholders; unless the articles of incorporation of the corporation provide otherwise or if the stockholder will receive for the stockholder's shares, anything except:

      o shares of stock of the corporation surviving or resulting from such merger;

o shares of stock of any other corporation listed on a national securities exchange or on the national market system of the National Association of Securities Dealers automated quotation system, or which will, upon completion of the merger, be held by record by more than 2,000 holders;

o        cash in lieu of fractional shares; or

o        any combination of shares or cash in lieu of fractional shares.

    Dissolution

         Under Delaware corporate law, if the board of directors of the corporation deems it advisable that the corporation should be dissolved and the holders of a majority of the outstanding shares of stock of the corporation entitled to vote thereon votes in favor of the proposed dissolution, the corporation shall be dissolved upon the filing of a certificate of dissolution with the Secretary of State of the State of Delaware. The corporation shall continue after dissolution for the purposes of defending suits and settling its affairs for a three-year period. Delaware corporate law sets forth payment and distribution procedures a dissolving corporation must follow in connection with winding up its affairs. Such procedures include notification requirements and, under specified circumstances, obtaining the approval of the Delaware Court of Chancery. Under Delaware corporate law, directors of a dissolved corporation that comply with the payment and distribution procedures provided therein shall not be personally liable to the claimants of the dissolved corporation.

         Under Nevada corporate law, if the board of directors decides after the issuance of stock or the beginning of business, that the corporation should be dissolved, it must adopt a resolution to that effect and such dissolution must also be approved by the affirmative vote of a majority of the votes cast by all stockholders entitled to vote, unless a higher vote is required by the articles of incorporation or by the bylaws. InkSure-Nevada does not require a higher vote for dissolution.

    Inspection of Stockholders List and Other Corporate Matters

         Delaware corporate law permits any stockholder to inspect a corporation's stockholders' list for a purpose reasonably related to such person's interest as a stockholder and, during the ten days preceding a stockholders' meeting, for any purpose germane to that meeting.

         Nevada corporate law permits any person who has been a stockholder of record for at least six months, or any person holding at least 5% of all outstanding shares, to inspect and copy the stockholders' list, articles or bylaws, provided that the stockholder gives at least five business days' prior written notice. The corporation may deny inspection if the stockholder refuses to furnish an affidavit that the inspection is not desired for a purpose that is the business or object other than the business of the corporation and that he or she has not at any time offered for sale or sold any stockholders' lists of any corporation or aided and abetted any person in procuring a list for that purpose. In addition, a Nevada corporation must allow stockholders who own or represent at least 15% of the corporation's outstanding shares the right, upon at least five days written demand, to inspect the books of account and financial records of the corporation, to make copies from them and to conduct an audit of those records, except that any corporation listed and traded on any recognized stock exchange or any corporation that furnishes to its stockholders a detailed, annual financial statement is exempt from this requirement.

    Duration of Proxies

         Under Delaware corporate law, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada corporate law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years.

    Consideration for Stock

         Under Delaware corporate law, a corporation may accept as consideration for its stock a combination of cash, property or past services in an amount not less than the par value of the shares being issued, and a secured promissory note or other binding obligation executed by the subscriber for any unpaid balance, if any, the total of which must equal at least the par value of the issued stock, as determined by the board of directors.

         Under Nevada corporate law, a corporation may issue its capital stock in return for consideration consisting of any tangible or intangible property or benefit to the corporation, including but not limited to cash, promissory notes, services performed, or other securities of the corporation.

    Committees of the Board of Directors

         Delaware and Nevada corporate law both provide that the board of directors may delegate certain of their duties to one or more committees elected by a majority of the board. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, and to reduce earned or capital surplus and authorize the acquisition of the corporation's own stock. Moreover, if the corporation's certificate of incorporation or bylaws, or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock.

         Under Nevada corporate law, unless it is otherwise provided in the articles of incorporation, a committee of the board of directors has and may exercise the powers of the board of directors in the management of the business and affairs of the corporation.

    Differences in Franchise Taxes Payable in Delaware as Opposed to Nevada

         Since Nevada does not have a corporate franchise tax, the Company will not pay annual franchise taxes to the state of Nevada for the fiscal year ended December 31, 2002. Upon effecting the Proposed Reincorporation, InkSure-Delaware will have to pay annual franchise taxes to the State of Delaware.

         In Delaware, a corporation has to pay a franchise tax, which is not based upon income, but rather on formulae involving the number of authorized shares (the "Authorized Shares method"), or alternatively, the value of the corporation (the "Assumed Par Value method"), whichever would impose a lesser tax. InkSure-Delaware would mostly likely pay under the Assumed Par Value method, which is based on the amount of total gross assets of the corporation. Under this method, InkSure-Delaware would have owed approximately $4,000 in franchise taxes for 2002, had it been incorporated in Delaware for the entire year. For actual 2003, the Company will pay a pro rata share of Delaware franchise taxes if the Proposed Reincorporation is approved based upon the date upon which the Merger is completed.

Certain Federal Income Tax Considerations

         Subject to the limitations, qualifications and exceptions described in this section, it is expected that, for federal income tax purposes, no gain or loss will be recognized by the holders of shares of InkSure-Nevada Common Stock as a result of the consummation of the Proposed Reincorporation, and no gain or loss will be recognized by InkSure-Nevada or InkSure-Delaware. In addition, it is expected that each former holder of shares of InkSure-Nevada Common Stock will have the same aggregate tax basis in the shares of InkSure-Delaware common stock received by such person in the Proposed Reincorporation as such holder had in the shares of InkSure-Nevada Common Stock held by such person at the time of consummation of the Proposed Reincorporation, and such person's holding period with respect to such shares of InkSure-Delaware common stock will include the period during which such holder held the corresponding shares of InkSure-Nevada Common Stock, provided the latter were held by such person as capital assets at the time of the consummation of the Proposed Reincorporation.

        The Company has not requested a ruling from the Internal Revenue
Service (the "IRS") or an opinion of counsel with respect to the federal income tax consequences of the Proposed Reincorporation under the Internal Revenue Code. A successful IRS challenge to the reorganization status of the Proposed Reincorporation would result in a stockholder recognizing gain or loss with respect to each share of InkSure-Nevada common stock exchanged in the Proposed Reincorporation equal to the difference between the stockholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the shares of InkSure-Delaware common stock received in exchange therefor. In such event, a stockholder's aggregate basis in the shares of InkSure-Delaware common stock received in the exchange would equal their fair market value on such date, and the stockholder's holding period for such shares would not include the period during which the stockholder held shares of InkSure-Nevada Common Stock. State, local, or foreign income tax consequences to stockholders may vary from the federal tax consequences described above.

         Stockholders should consult their own tax advisors as to the effect of the Proposed Reincorporation under applicable federal, state, local, or foreign income tax laws.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVAL AND ADOPTION OF AN AGREEMENT AND PLAN OF MERGER PROVIDING FOR THE MERGER OF THE COMPANY INTO ITS WHOLLY OWNED SUBSIDIARY FOR THE PURPOSE OF CHANGING THE COMPANY'S STATE OF INCORPORATION FROM NEVADA TO DELAWARE, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                         INDEPENDENT PUBLIC ACCOUNTANTS

                                 (Notice Item 3)

         The Board of Directors, upon the recommendation of its audit committee, has appointed Kost, Forer & Gabbay, a member of Ernst & Young Global, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2003. The Board proposes that the Stockholders ratify this appointment.

         Kost, Forer & Gabbay audited the Company's financial statements for the fiscal year ended December 31, 2002. The Company expects that representatives of Kost, Forer & Gabbay will be present at the Meeting via conference call, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

         Audit Fees

         The Company will pay Kost, Forer & Gabbay a total of approximately $20,000 for their audit of the Company's annual financial statements for the fiscal year ended December 31, 2002 and for their review of the Company's fourth quarter Quarterly Report.

         Non-Audit Fees

         The Company did not pay any fees to Kost, Forer & Gabbay for non-audit services.

         In the event that ratification of the appointment of Kost, Forer & Gabbay as the independent public accountants for the Company is not obtained at the Meeting, the Board of Directors will reconsider its appointment.

         The number of votes cast in favor of the action must exceed the number of votes cast in opposition of the action to ratify the appointment of the independent public accountants.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF KOST, FORER & GABBAY, A MEMBER OF ERNST & YOUNG GLOBAL, AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                  OTHER MATTERS

         The Board of Directors knows of no other business which will be presented to the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

                              STOCKHOLDER PROPOSALS

         To be considered for inclusion in the proxy statement relating to the Company's Annual Meeting of stockholders to be held in 2004, stockholder proposals must be received no later than February 1, 2004. If the Company does not receive notice of any matter to be considered for presentation at the Annual Meeting, although not included in the proxy statement, by March 15, 2004, management proxies may confer discretionary authority to vote on the matters presented at the Annual Meeting by a stockholder in accordance with Rule 14a-4 under the Securities Exchange Act of 1934, as amended. All stockholder proposals should be marked for the attention of Eyal Bigon, Chief Financial Officer, InkSure Technologies Inc., 32 Broadway, Suite 1314, New York, NY 10004.

New York, New York
May __, 2003

         The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 (other than exhibits thereto) filed with the Securities and Exchange Commission, which provides additional information about the Company, is available on the Internet at www.inksure.com and is available in paper form to beneficial owners of the Company's Common Stock without charge upon written request to Eyal Bigon, Chief Financial Officer, InkSure Technologies Inc., 32 Broadway, Suite 1314, New York, NY 10004.

                                   APPENDIX A

                                      PROXY



                            INKSURE TECHNOLOGIES INC.
                   32 Broadway, Suite 1314 New York, NY 10004

                                      PROXY

                         Annual Meeting of Stockholders
                           To be Held on July 3, 2003

         The undersigned hereby appoints Yaron Meerfeld and Eyal Bigon, and each of them singly, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated herein, all shares of the capital stock ("Stock") of InkSure Technologies Inc. (the "Company") held of record by the undersigned on May 20, 2003, at the annual meeting of the stockholders of the Company to be held on July 3, 2003 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If this proxy is signed and returned without specific direction, this proxy will be voted for Proposals 1, 2 and 3.

1. To elect the following nominees as Directors of the Company to serve until the next annual meeting of stockholders and until their successors are elected and qualified.

         NOMINEES                            FOR                  WITHHELD

         Elie Housman                         / /                   / /
         Yaron Meerfeld                       / /                   / /
         James Lineberger                     / /                   / /
         Ezra Harel                           / /                   / /
         T. Lee Provow                        / /                   / /
         Albert Attias                        / /                   / /
         David Sass                           / /                   / /

         2. To approve and adopt an Agreement and Plan of Merger providing for the merger of the Company into its newly formed wholly owned subsidiary, InkSure Technologies (Delaware) Inc., a Delaware corporation, for the purpose of changing the Company's state of incorporation from Nevada to Delaware.

                         FOR / /   AGAINST / /    ABSTAIN / /

3. To ratify the selection of Kost, Forer & Gabbay, a member of Ernst & Young Global, to serve as auditors for the Company for the current fiscal year of the Company.

                         FOR / /   AGAINST / /    ABSTAIN / /

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. If you wish to vote in accordance with the recommendations of the Directors, just sign below. You need not mark any boxes.

Please sign below. When signing as attorney or as an executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized official. If a partnership, please sign in partnership name by authorized person.

-------------------------------------
Stockholder name



By:
   ----------------------------------


Its:                                            Date:
    ---------------------------------                --------------------------


Kindly sign, date and return this proxy promptly using the enclosed envelope if you are not planning to attend the annual meeting. If you do attend and wish to vote personally, you may revoke your proxy at any time before it is exercised.

                                   APPENDIX B

                  FORM OF INKSURE TECHNOLOGIES (DELAWARE) INC.
                          CERTIFICATE OF INCORPORATION



                          CERTIFICATE OF INCORPORATION

                                       OF

                      INKSURE TECHNOLOGIES (DELAWARE) INC.



         The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the "General Corporation Law of the State of Delaware"), hereby certifies that:

         FIRST: The name of the corporation (hereinafter called the "Corporation") is:

                      InkSure Technologies (Delaware) Inc.

         SECOND: The address of the Corporation's registered office in the State of Delaware is 15 East North Street, City of Dover, County of Kent, and the registered agent in charge thereof shall be United Corporate Services, Inc.

         THIRD: The nature of the business to be conducted and the purposes of the Corporation are:

               To purchase or otherwise acquire, invest in, own, lease, mortgage, pledge, sell, assign and transfer or otherwise dispose of, trade and deal in and with real property and personal property of every kind, class and description (including, without limitation, goods, wares and merchandise of every kind, class and description), to manufacture goods, wares and merchandise of every kind, class and description, both on its own account and for others;

               To make and perform agreements and contracts of every kind and description; and

               To engage in any lawful act or activity or carry on any business for which corporations may be organized under the Delaware General Corporation Law or any successor statute.

         FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 35,000,000 shares of common stock, par value $0.01 per share (the "Common Stock") and is 10,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock").

         A.       Common Stock.

                  1.  General. The voting, dividend and liquidation and other rights of the holders of the Common Stock are expressly made subject to and qualified by the rights of the holders of any series of Preferred Stock.

                  2.  Voting Rights. The holders of record of the Common Stock are entitled to one vote per share on all matters to be voted on by the Corporation's stockholders.

                  3.  Dividends. Dividends may be declared and paid on the
                          Common Stock from funds lawfully available therefor if, as and when determined by the Board of Directors in their sole discretion, subject to provisions of law, any provision of this Certificate of Incorporation, as amended from time to time, and subject to the relative rights and preferences of any shares of Preferred Stock authorized, issued and outstanding hereunder.

                  4.  Liquidation. Upon the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, holders of record of the Common Stock will be entitled to receive pro rata all assets of the Corporation available for distribution to its stockholders, subject, however, to the liquidation rights of the holders of Preferred Stock authorized, issued and outstanding hereunder.

         B.       Preferred Stock.

                  The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. In the event that at any time the Board of Directors shall have established and designated one or more series of Preferred Stock consisting of a number of shares less than all of the authorized number of shares of Preferred Stock, the remaining authorized shares of Preferred Stock shall be deemed to be shares of an undesignated series of Preferred Stock unless and until designated by the Board of Directors as being part of a series previously established or a new series then being established by the Board of Directors. Notwithstanding the fixing of the number of shares constituting a particular series, the Board of Directors may at any time thereafter authorize an increase or decrease in the number of shares of any such series except as set forth in the Preferred Stock Designation for such series. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status of authorized undesignated Preferred Stock unless and until designated by the Board of Directors as being a part of a series previously established or a new series then being established by the Board of Directors.

         FIFTH: The name and mailing address of the sole incorporator is as follows:

               Name                     Mailing Address

               Ebun S. Garner, Esq.     Mintz, Levin, Cohn, Ferris, Glovsky
                                           and Popeo, P.C.
                                        The Chrysler Center
                                        666 Third Avenue, 25th Floor
                                        New York, NY 10017

         SIXTH:  The Corporation is to have perpetual existence.

         SEVENTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition and not in limitation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, conferred by the State of Delaware, it is further provided that:

         A. The management of the business and the conduct of the affairs of the Corporation shall be vested in its board of directors (the "Board of Directors"). The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Corporation's By-Laws (the "By-laws"). The phrase "whole Board" and the phrase "total number of directors" shall be deemed to have the same meaning, to wit, the total number of directors which the Corporation would have if there were no vacancies. No election of directors need be by written ballot.

         B. After the original or other By-Laws of the Corporation have been adopted, amended or repealed, as the case may be, in accordance with the provisions of Section 109 of the General Corporation Law of the State of Delaware, and, after the Corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the By-Laws of the Corporation may be exercised by the Board of Directors of the Corporation.

         C. The books of the Corporation may be kept at such place within or without the State of Delaware as the By-Laws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

         EIGHTH: The Corporation shall, to the fullest extent permitted by
Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented from time to time, indemnify and advance expenses to, (i) its directors and officers, and (ii) any person who at the request of the Corporation is or was serving as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section as amended or supplemented (or any successor), provided, however, that except with respect to proceedings to enforce rights to indemnification, the By-Laws of the Corporation may provide that the Corporation shall indemnify any director, officer or such person in connection with a proceeding (or part thereof) initiated by such director, officer or such person only if such proceeding (or part thereof) was authorized by the board of directors of the Corporation. The Corporation, by action of its board of directors, may provide indemnification or advance expenses to employees and agents of the Corporation or other persons only on such terms and conditions and to the extent determined by the board of directors in its sole and absolute discretion. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in their official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         NINTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for the monetary damages for any breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended after approval by the stockholders of this Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended. Any repeal or modification of this Article Ninth shall be prospective and shall not affect the rights under this Article Ninth in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification

         TENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths (3/4) in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

         ELEVENTH: From time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article.

         I, the undersigned, being the sole incorporator, for the purpose of forming a Corporation under the laws of the State of Delaware, do make, file and record this Certificate of Incorporation, to certify that the facts herein stated are true, and accordingly have hereto set my hand this ____ day of _______________, 2003.



                                              ------------------------
                                              Ebun S. Garner, Esq.

                                   APPENDIX C

                  FORM OF INKSURE TECHNOLOGIES (DELAWARE) INC.
                                     BYLAWS



================================================================================







                      INKSURE TECHNOLOGIES (DELAWARE) INC.


                           Incorporated under the laws
                            of the State of Delaware

                           ---------------------------

                                     BYLAWS

                           ---------------------------





                     As adopted on ______________ ____, 2003




================================================================================

                                    BYLAWS OF

                      INKSURE TECHNOLOGIES (DELAWARE) INC.

                                    ARTICLE I

                                     OFFICES

1.1      Registered Office.

         The registered office of InkSure Technologies (Delaware) Inc. (the "Corporation") in the State of Delaware shall be at 15 East North Street, City of Dover, County of Kent, and the registered agent in charge thereof shall be United Corporate Services, Inc.

1.2      Other Offices.

         The Corporation may also have an office or offices at any other place or places within or outside the State of Delaware.

                                   ARTICLE II

                     Meeting of Stockholders; Stockholders'
                           Consent in Lieu of Meeting

2.1      Annual Meetings.

         The annual meeting of the stockholders for the election of directors, and for the transaction of such other business as may properly come before the meeting, shall be held at such place, date and hour as shall be fixed by the Board of Directors (the "Board") and designated in the notice or waiver of notice thereof, except that no annual meeting need be held if all actions, including the election of directors, required by the General Corporation Law of the State of Delaware (the "Delaware Statute") to be taken at a stockholders' annual meeting are taken by written consent in lieu of meeting pursuant to
Section 2.10 of this Article II.

2.2      Special Meetings.

         A special meeting of the stockholders for any purpose or purposes may be called by the Board, the Chairman, the Chief Executive Officer or the record holders of at least a majority of the issued and outstanding shares of Common Stock of the Corporation, to be held at such place, date and hour as shall be designated in the notice or waiver of notice thereof.

2.3      Notice of Meetings.

         Except as otherwise required by statute, the Certificate of Incorporation of the Corporation (the "Certificate") or these Bylaws, notice of each annual or special meeting of the stockholders shall be given to each stockholder of record entitled to vote at such meeting not less than 10 nor more than 60 days before the day on which the meeting is to be held, by delivering written notice thereof to him personally, or by mailing a copy of such notice, postage prepaid, directly to him at his address as it appears in the records of the Corporation, or by transmitting such notice thereof to him at such address by telegraph, cable or other telephonic transmission. Every such notice shall state the place, the date and hour of the meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy, or who shall, in person or by his attorney thereunto authorized, waive such notice in writing, either before or after such meeting. Except as otherwise provided in these Bylaws, neither the business to be transacted at, nor the purpose of, any meeting of the stockholders need be specified in any such notice or waiver of notice. Notice of any adjourned meeting of stockholders shall not be required to be given, except when expressly required by law.

2.4      Quorum.

         At each meeting of the stockholders, except where otherwise provided by the Certificate or these Bylaws, the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. In the absence of a quorum, a majority in interest of the stockholders present in person or represented by proxy and entitled to vote, or, in the absence of all the stockholders entitled to vote, any officer entitled to preside at, or act as secretary of, such meeting, shall have the power to adjourn the meeting from time to time, until stockholders holding the requisite amount of stock to constitute a quorum shall be present or represented. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally called.

2.5      Place of Meetings.

         Annual meetings or special meetings of stockholders may be held at any place within or without the State of Delaware as may be selected from time to time by the Chief Executive Officer or Board.

2.6      Organization.

         Unless otherwise determined by the Board, at each meeting of the stockholders, one of the following shall act as chairman of the meeting and preside thereat, in the following order of precedence:

         (a)      the Chairman, if any;

         (b)      the Chief Executive Officer;

         (c) any director, officer or stockholder of the Corporation designated by the Board to act as chairman of such meeting and to preside thereat if the Chairman or the Chief Executive Officer shall be absent from such meeting; or

         (d) a stockholder of record who shall be chosen chairman of such meeting by a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat.

         The Secretary or, if he shall be presiding over such meeting in accordance with the provisions of this Section 2.6 or if he shall be absent from such meeting, the person (who shall be an Assistant Secretary, if an Assistant Secretary has been appointed and is present) whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.

2.7      Order of Business.

         The order of business at each meeting of the stockholders shall be determined by the chairman of such meeting, but such order of business may be changed by a majority in voting interest of those present in person or by proxy at such meeting and entitled to vote thereat.

2.8      Voting.

         Except as otherwise provided by law, the Certificate or these Bylaws, at each meeting of the stockholders, every stockholder of the Corporation shall be entitled to one vote in person or by proxy for each share of Common Stock of the Corporation held by him and registered in his name on the books of the Corporation on the date fixed pursuant to Section 6.7 of Article VI as the record date for the determination of stockholders entitled to vote at such meeting. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held. A person whose stock is pledged shall be entitled to vote, unless, in the transfer by the pledgor on the books of the Corporation, he has expressly empowered the pledgee to vote thereon, in which case only the pledgee or his proxy may represent such stock and vote thereon. If shares or other securities having voting power stand in the record of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary shall be given written notice to the contrary and furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

         (a)      if only one votes, his act binds all;

         (b) if more than one votes, the act of the majority so voting binds all; and

         (c) if more than one votes, but the vote is evenly split on any particular matter, such shares shall be voted in the manner provided by law.

If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even-split for the purposes of this Section 2.8 shall be a majority or even-split in interest. The Corporation shall not vote directly or indirectly any share of its own capital stock. Any vote of stock may be given by the stockholder entitled thereto in person or by his proxy appointed by an instrument in writing, subscribed by such stockholder or by his attorney thereunto authorized, delivered to the secretary of the meeting; provided, however, that no proxy shall be voted after three years from its date, unless said proxy provides for a longer period. At all meetings of the stockholders, all matters (except where other provision is made by law, the Certificate or these Bylaws) shall be decided by the vote of a majority in interest of the stockholders present in person or by proxy at such meeting and entitled to vote thereon, a quorum being present. Unless demanded by a stockholder present in person or by proxy at any meeting and entitled to vote thereon, the vote on any question need not be by ballot. Upon a demand by any such stockholder for a vote by ballot upon any question, such vote by ballot shall be taken. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

2.9      Inspection.

         The chairman of the meeting may at any time appoint one or more inspectors to serve at any meeting of the stockholders. Any inspector may be removed, and a new inspector or inspectors appointed, by the Board at any time. Such inspectors shall decide upon the qualifications of voters, accept and count votes, declare the results of such vote, and subscribe and deliver to the secretary of the meeting a certificate stating the number of shares of stock issued and outstanding and entitled to vote thereon and the number of shares voted for and against the question, respectively. The inspectors need not be stockholders of the Corporation, and any director or officer of the Corporation may be an inspector on any question other than a vote for or against his election to any position with the Corporation or on any other matter in which he may be directly interested. Before acting as herein provided, each inspector shall subscribe an oath faithfully to execute the duties of an inspector with strict impartiality and according to the best of his ability.

2.10     List of Stockholders.

         It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger to prepare and make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to any such meeting, during ordinary business hours, for a period of at least 10 days prior to such meeting, either at a place within the city where such meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. Such list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

2.11     Stockholders' Consent in Lieu of Meeting.

         Any action required by the Delaware Statute to be taken at any annual or special meeting of the stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, by a consent in writing, as permitted by the Delaware Statute.

2.12     Action by Means of Conference Telephone or Similar Communications
         Equipment.

         Any one or more of the stockholders may participate in a meeting of the stockholders by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

                                  ARTICLE III

                               BOARD OF DIRECTORS

3.1      General Powers.

         The business, property and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Certificate directed or required to be exercised or done by the stockholders.

3.2      Number and Term of Office.

         The number of directors shall be fixed from time to time by the Board. Directors need not be stockholders. Each director shall hold office until his successor is elected and qualified, or until his earlier death or resignation or removal in the manner hereinafter provided.

3.3      Election of Directors.

         At each meeting of the stockholders for the election of directors at which a quorum is present, the persons receiving the greatest number of votes, up to the number of directors to be elected, of the stockholders present in person or by proxy and entitled to vote thereon shall be the directors; provided, however, that for purposes of such vote no stockholder shall be allowed to cumulate his votes. Unless an election by ballot shall be demanded as provided in Section 2.8 of Article II, election of directors may be conducted in any manner approved at such meeting.

3.4      Resignation, Removal and Vacancies.

         Any director may resign at any time by giving written notice to the Board, the Chairman, the Chief Executive Officer or the Secretary. Such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Any director or the entire Board may be removed, with or without cause, at any time, by vote of the holders of a majority of the shares then entitled to vote at an election of directors or by written consent of the stockholders pursuant to Section 2.11 of Article II.

         Vacancies occurring on the Board for any reason may be filled by vote of the stockholders or by the stockholders' written consent pursuant to Section
2.11 of Article II, or by vote of the Board or by the directors' written consent pursuant to Section 3.6 of this Article III. If the number of directors then in office is less than a quorum, such vacancies may be filled by a vote of a majority of the directors then in office.

3.5      Meetings.

         (a) Annual Meetings. As soon as practicable after each annual election of directors, the Board shall meet for the purpose of organization and the transaction of other business, unless it shall have transacted all such business by written consent pursuant to Section 3.6 of this Article III.

         (b) Other Meetings. Other meetings of the Board shall be held at such times and at such places as the Board, the Chairman, the Chief Executive Officer or any director shall from time to time determine.

         (c) Notice of Meetings. Notice shall be given to each director of each meeting, including the time, place and purpose of such meeting. Notice of each such meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least two days before the date on which such meeting is to be held, or shall be sent to him at such place by telegraph, cable, wireless or other form of recorded communication, or be delivered personally or by telephone not later than the day before the day on which such meeting is to be held, but notice need not be given to any director who shall attend such meeting. A written waiver of notice, signed by the person entitled thereto, whether before or after the time of the meeting stated therein, shall be deemed equivalent to notice.

         (d) Place of Meetings. The Board may hold its meetings at such place or places within or outside the State of Delaware as the Board may from time to time determine, or as shall be designated in the respective notices or waivers of notice thereof.

         (e) Quorum and Manner of Acting. A majority of the total number of directors then in office shall be present in person at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting, and the vote of a majority of those directors present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or act of the Board, except as otherwise expressly required by law or these Bylaws. In the absence of a quorum for any such meeting, a majority of the directors present thereat may adjourn such meeting from time to time until a quorum shall be present.

         (f) Organization. At each meeting of the Board, one of the following shall act as chairman of the meeting and preside thereat, in the following order of precedence:

         (i)      the Chairman, if any;

         (ii)     the Chief Executive Officer (if a director); or

         (iii) any director designated by a majority of the directors present.

The Secretary or, in the case of his absence, an Assistant Secretary, if an Assistant Secretary has been appointed and is present, or any person whom the chairman of the meeting shall appoint shall act as secretary of such meeting and keep the minutes thereof.

3.6      Directors' Consent in Lieu of Meeting.

         Any action required or permitted to be taken at any meeting of the Board may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all of the directors then in office and such consent is filed with the minutes of the proceedings of the Board.

3.7      Action by Means of Conference Telephone or Similar Communications
         Equipment.

         Any one or more members of the Board may participate in a meeting of the Board by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

3.8      Committees.

         The Board may, by resolution or resolutions passed by a majority of the whole Board, designate one or more committees, such committee or committees to have such name or names as may be determined from time to time by resolution adopted by the Board, and each such committee to consist of one or more directors of the Corporation, which to the extent provided in said resolution or resolutions shall have and may exercise the powers of the Board in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it. A majority of all the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board shall otherwise provide. The Board shall have power to change the members of any such committee at any time, to fill vacancies and to discharge any such committee, either with or without cause, at any time.

                                   ARTICLE IV

                                    OFFICERS

4.1      Executive Officers.

         The principal officers of the Corporation shall be a Chairman, a Chief Executive Officer, a Secretary and a Treasurer, and may include such other officers as the Board may appoint pursuant to Section 4.3 of this Article IV. Any two or more offices may be held by the same person.

4.2      Authority and Duties.

         All officers, as between themselves and the Corporation, shall have such authority and perform such duties in the management of the Corporation as may be provided in these Bylaws or, to the extent so provided, by the Board.

4.3      Other Officers.

         The Corporation may have such other officers, agents and employees as the Board may deem necessary, including one or more Assistant Secretaries, one or more Assistant Treasurers and one or more Vice Presidents, each of whom shall hold office for such period, have such authority and perform such duties as the Board, the Chairman or the Chief Executive Officer may from time to time determine. The Board may delegate to any principal officer the power to appoint and define the authority and duties of, or remove, any such officers, agents or employees.

4.4      Term of Office, Resignation and Removal.

         All officers shall be elected or appointed by the Board and shall hold office for such term as may be prescribed by the Board. Each officer shall hold office until his successor has been elected or appointed and qualified or until his earlier death or resignation or removal in the manner hereinafter provided. The Board may require any officer to give security for the faithful performance of his duties.

         Any officer may resign at any time by giving written notice to the Board, the Chairman, the Chief Executive Officer or the Secretary. Such resignation shall take effect at the time specified therein or, if the time be not specified, at the time it is accepted by action of the Board. Except as aforesaid, the acceptance of such resignation shall not be necessary to make it effective.

         All officers and agents elected or appointed by the Board shall be subject to removal at any time by the Board or by the stockholders of the Corporation with or without cause.

4.5      Vacancies.

         If the office of Chairman, Chief Executive Officer, Secretary or Treasurer becomes vacant for any reason, the Board shall fill such vacancy, and if any other office becomes vacant, the Board may fill such vacancy. Any officer so appointed or elected by the Board shall serve only until such time as the unexpired term of his predecessor shall have expired, unless reelected or reappointed by the Board.

4.6      The Chairman.

         The Chairman shall give counsel and advice to the Board and the officers of the Corporation on all subjects concerning the welfare of the Corporation and the conduct of its business and shall perform such other duties as the Board may from time to time determine. Unless otherwise determined by the Board, he shall preside at meetings of the Board and of the Stockholders at which he is present.

4.7      The Chief Executive Officer.

         Unless otherwise determined by the Board, the Chief Executive Officer shall be the chief executive officer of the Corporation. The Chief Executive Officer shall have general and active management and control of the business and affairs of the Corporation subject to the control of the Board and shall see that all orders and resolutions of the Board are carried into effect. The Chief Executive Officer shall from time to time make such reports of the affairs of the Corporation as the Board of Directors may require and shall perform such other duties as the Board may from time to time determine.

4.8      The Secretary.

         The Secretary shall, to the extent practicable, attend all meetings of the Board and all meetings of the stockholders and shall record all votes and the minutes of all proceedings in a book to be kept for that purpose. He may give, or cause to be given, notice of all meetings of the stockholders and of the Board, and shall perform such other duties as may be prescribed by the Board, the Chairman or the Chief Executive Officer, under whose supervision he shall act. He shall keep in safe custody the seal of the Corporation and affix the same to any duly authorized instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of the Treasurer or, if appointed, an Assistant Secretary or an Assistant Treasurer. He shall keep in safe custody the certificate books and stockholder records and such other books and records as the Board may direct, and shall perform all other duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board, the Chairman or the Chief Executive Officer.

4.9      The Treasurer.

         The Treasurer shall have the care and custody of the corporate funds and other valuable effects, including securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, shall render to the Chairman, Chief Executive Officer and directors, at the regular meetings of the Board or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation and shall perform all other duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board, the Chairman or the Chief Executive Officer.


                                   ARTICLE V

                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

5.1      Execution of Documents.

         The Board shall designate, by either specific or general resolution, the officers, employees and agents of the Corporation who shall have the power to execute and deliver deeds, contracts, mortgages, bonds, debentures, checks, drafts and other orders for the payment of money and other documents for and in the name of the Corporation, and may authorize such officers, employees and agents to delegate such power (including authority to redelegate) by written instrument to other officers, employees or agents of the Corporation. Unless so designated or expressly authorized by these Bylaws, no officer, employee or agent shall have any power or authority to bind the Corporation by any contract or engagement, to pledge its credit or to render it liable pecuniarily for any purpose or amount.

5.2      Deposits.

         All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Board or Treasurer, or any other officer of the Corporation to whom power in this respect shall have been given by the Board, shall select.

5.3      Proxies with Respect to Stock or Other Securities of Other
         Corporations.

         The Board shall designate the officers of the Corporation who shall have authority from time to time to appoint an agent or agents of the Corporation to exercise in the name and on behalf of the Corporation the powers and rights which the Corporation may have as the holder of stock or other securities in any other corporation, and to vote or consent with respect to such stock or securities. Such designated officers may instruct the person or persons so appointed as to the manner of exercising such powers and rights, and such designated officers may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, such written proxies, powers of attorney or other instruments as they may deem necessary or proper in order that the Corporation may exercise its powers and rights.



                                   ARTICLE VI

                  SHARES AND THEIR TRANSFER; FIXING RECORD DATE

6.1      Certificates for Shares.

         Every owner of stock of the Corporation shall be entitled to have a certificate certifying the number and class of shares owned by him in the Corporation, which shall be in such form as shall be prescribed by the Board. Certificates shall be numbered and issued in consecutive order and shall be signed by, or in the name of, the Corporation by the Chairman, the Chief Executive Officer or any Vice President, and by the Treasurer (or an Assistant Treasurer, if appointed) or the Secretary (or an Assistant Secretary, if appointed). In case any officer or officers who shall have signed any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate had not ceased to be such officer or officers of the Corporation.

6.2      Record.

         A record in one or more counterparts shall be kept of the name of the person, firm or corporation owning the shares represented by each certificate for stock of the Corporation issued, the number of shares represented by each such certificate, the date thereof and, in the case of cancellation, the date of cancellation. Except as otherwise expressly required by law, the person in whose name shares of stock stand on the stock record of the Corporation shall be deemed the owner thereof for all purposes regarding the Corporation.

6.3      Transfer and Registration of Stock.

         The transfer of stock and certificates which represent the stock of the Corporation shall be governed by Article 8 of Subtitle 1 of Title 6 of the Delaware Code (the Uniform Commercial Code), as amended from time to time.

         Registration of transfers of shares of the Corporation shall be made only on the books of the Corporation upon request of the registered holder thereof, or of his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and upon the surrender of the certificate or certificates for such shares properly endorsed or accompanied by a stock power duly executed.

6.4      Addresses of Stockholders.

         Each stockholder shall designate to the Secretary an address at which notices of meetings and all other corporate notices may be served or mailed to him, and, if any stockholder shall fail to designate such address, corporate notices may be served upon him by mail directed to him at his post-office address, if any, as the same appears on the share record books of the Corporation or at his last known post-office address.

6.5      Lost, Destroyed and Mutilated Certificates.

         The holder of any shares of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of the certificate therefor, and the Board may, in its discretion, cause to be issued to him a new certificate or certificates for such shares, upon the surrender of the mutilated certificates or, in the case of loss or destruction of the certificate, upon satisfactory proof of such loss or destruction, and the Board may, in its discretion, require the owner of the lost or destroyed certificate or his legal representative to give the Corporation a bond in such sum and with such surety or sureties as it may direct to indemnify the Corporation against any claim that may be made against it on account of the alleged loss or destruction of any such certificate.

6.6      Regulations.

         The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for stock of the Corporation.

6.7      Fixing Date for Determination of Stockholders of Record.

         (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall be not more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

         (b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall be not more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by the Delaware Statute, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is required by the Delaware Statute, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

         (c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.


                                  ARTICLE VII

                          INDEMNIFICATION AND INSURANCE

7.1      Indemnification.

         (a) As provided in the Certificate, to the fullest extent permitted by the Delaware Statute as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for breach of fiduciary duty as a director.

         (b) Without limitation of any right conferred by paragraph (a) of this
Section 7.1, each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer or employee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity while serving as a director, officer or employee or in any other capacity while serving as a director, officer or employee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware Statute, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys' fees, judgments, fines, excise taxes or amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer or employee and shall inure to the benefit of the indemnitee's heirs, testators, intestates, executors and administrators; provided, however, that such person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and with respect to a criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; provided further, however, that no indemnification shall be made in the case of an action, suit or proceeding by or in the right of the Corporation in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such director, officer, employee or agent is liable to the Corporation, unless a court having jurisdiction shall determine that, despite such adjudication, such person is fairly and reasonably entitled to indemnification; provided further, however, that, except as provided in
Section 7.1(c) of this Article VII with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) initiated by such indemnitee was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article VII shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware Statute requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.

         (c) If a claim under Section 7.1(b) of this Article VII is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of any undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the Delaware Statute. Neither the failure of the Corporation (including the Board, independent legal counsel, or the stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware Statute, nor an actual determination by the Corporation (including the Board, independent legal counsel or the stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section or otherwise shall be on the Corporation.

         (d) The rights to indemnification and to the advancement of expenses conferred in this Article VII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Certificate, agreement, vote of stockholders or disinterested directors or otherwise.

7.2      Insurance.

         The Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, employee or agent of the Corporation or any person who is or was serving at the request of the Corporation as a director, officer, employer or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware Statute.


                                  ARTICLE VIII

8.1      Seal.

         The Board may provide a corporate seal, which shall be in the form of a circle and shall bear the full name of the Corporation, the year of incorporation of the Corporation and the words and figures "Corporate Seal - Delaware."

8.2      Fiscal Year.

         The fiscal year of the Corporation shall be the calendar year unless otherwise determined by the Board.

8.3      Amendment.

         Any bylaw (including these Bylaws) may be adopted, amended or repealed by the vote of the holders of a majority of the shares then entitled to vote or by the stockholders' written consent pursuant to Section 2.11 of Article II, or by the vote of the Board or by the directors' written consent pursuant to
Section 3.6 of Article III.

                                    * * * * *

                                   APPENDIX D

         SECTIONS 92A.300 THROUGH 92A.500 OF THE NEVADA REVISED STATUTES




                             NEVADA REVISED STATUTES
                         SECTION 92A.300 THROUGH 92A.500
                        RIGHTS OF DISSENTING STOCKHOLDERS

                              92A.300. Definitions

As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

92A.305.   "Beneficial stockholder" defined

"Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

92A.310.   "Corporate action" defined

"Corporate action" means the action of a domestic corporation.

92A.315.   "Dissenter" defined

"Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

92A.320.   "Fair value" defined

"Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

92A.325.   "Stockholder" defined

"Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

92A.330. "Stockholder of record" defined

"Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

92A.335.   "Subject corporation" defined

"Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

92A.340. Computation of interest

Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

92A.350. Rights of dissenting partner of domestic limited partnership

A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

92A.360. Rights of dissenting member of domestic limited-liability company

The articles of organization or operating agreement of a domestic limited liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

92A.370. Rights of dissenting member of domestic nonprofit corporation

1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

92A.380. Right of stockholder to dissent from certain corporate actions and to obtain payment for shares

1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity: (1) If approval by the stockholders is required for the merger by NRS 92A. 120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.

(c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

92A.390. Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger

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

1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

(a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

(b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except: (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of: (I) The surviving or acquiring entity; or (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or (2) A combination of cash and owner's interests of the kind described in sub- subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

92A.400. Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder

1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

(a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

(b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

92A.410. Notification of stockholders regarding right of dissent

1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

92A.420. Prerequisites to demand for payment for shares

1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

(b) Must not vote his shares in favor of the proposed action.

2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

92A.430. Dissenter's notice: Delivery to stockholders entitled to assert rights; contents

1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

              (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

              (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

              (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

              (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

              (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

92A.440. Demand for payment and deposit of certificates; retention of rights of stockholder

1. A stockholder to whom a dissenter's notice is sent must:

              (a) Demand payment;

              (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

              (c) Deposit his certificates, if any, in accordance with the terms of the notice.

2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

92A.450. Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder

1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

92A.460. Payment for shares: General requirements

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

              (a) Of the county where the corporation's registered office is located; or

              (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

2. The payment must be accompanied by:

              (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

              (b) A statement of the subject corporation's estimate of the fair value of the shares;

              (c) An explanation of how the interest was calculated;

              (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

              (e) A copy of NRS 92A.300 to 92A.500, inclusive.

92A.470. Payment for shares: Shares acquired on or after date of dissenter's notice

1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

92A.480. Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate

1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

92A.490. Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

              (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

              (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

92A.500. Legal proceeding to determine fair value: Assessment of costs and fees

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

              (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

              (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

                                   APPENDIX E

                             AUDIT COMMITTEE CHARTER




                            INKSURE TECHNOLOGIES INC.

                             AUDIT COMMITTEE CHARTER



I.       PURPOSE

         The Audit Committee shall provide assistance to the board of directors of the Corporation (the "Board") in fulfilling the Board's responsibility to its shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. The Audit Committee's primary duties and responsibilities are to:

         o Oversee that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Corporation;

         o Oversee that management has established and maintained processes to assure that an adequate system of internal audit control is functioning within the Corporation; and

         o Oversee that management has established and maintained processes to assure compliance by the Corporation with all applicable laws, regulations and corporate policy.

         o The Audit Committee intends to fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

II.      COMPOSITION

         The Audit Committee shall be comprised of at least the number of directors as required by any exchange upon which the Corporation's stock is listed as determined by the Board, each of whom shall be independent, in that each Audit Committee member may not, other than in his or her capacity as a director or member of any committee of the Board, (i) accept any consulting, advisory, or other compensatory fee from the Corporation; or (ii) be an affiliated person of the Corporation or any subsidiary thereof. In addition, each Audit Committee member shall meet the independence requirements of any exchange upon which the Corporation's stock is listed, as such requirements may be changed from time to time, as set forth in the listing requirements of such exchange.

         All members of the Audit Committee shall be familiar with basic finance and accounting practices and shall be able to read and understand financial statements at the time of their appointment to the Audit Committee, shall have one member who is a Financial Expert, as defined by the Securities Exchange Act of 1934, as amended (the "Exchange Act") and at least one member of the Audit Committee shall have accounting or related financial management expertise.

         The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall hold office until their resignations or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

III.     MEETINGS

         The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the director of the internal auditing department and the independent auditors separately to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chair should meet with the independent auditors and management to review the Corporation's financials in accordance with Section
IV.3 below.

IV.      RESPONSIBILITIES AND DUTIES

         The Audit Committee, in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by the Corporation (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each registered public accounting firm shall report directly to the Audit Committee. To fulfill its responsibilities and duties, the Audit Committee shall:

Documents/Reports Review

1. Review and reassess, at least annually, the adequacy of this Charter and make recommendations to the Board, as conditions dictate, to update this Charter.

2. Review with management and the independent auditors the Corporation's annual financial statements and Form 10-KSB prior to the filing of the Form 10-KSB or prior to the release of earnings, including a discussion with the independent auditors of the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS No. 61").

3. Review with management and the independent auditors the Form 10-QSB prior to its filing or prior to the release of earnings, including a discussion with the independent auditors of the matters required to be discussed by SAS No. 61. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

4. Review with management and the independent auditors the effect of regulatory and accounting initiatives that may affect the Corporation, as well as the effect of any off-balance sheet structures and transactions on the Corporation's financial statements.

Independent Auditors

5. Review the performance of the independent auditors and make recommendations to the Board regarding the appointment or termination of the independent auditors. The Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the outside auditors. The independent auditors are ultimately accountable to the Audit Committee and the entire Board for such auditors' review of the financial statements and controls of the Corporation. The Audit Committee shall determine the appropriate compensation of the independent auditors.

6. Approve in advance all auditing services and non-audit services, except where such services are determined to be de minimis under the Exchange Act. The Audit Committee may delegate to one or more designated members of the Audit Committee who are independent directors of the Board of Directors, the authority to grant such pre-approvals. The decisions of any member to whom such authority is delegated shall be presented to the full Audit Committee at each of its scheduled meetings.

7. Oversee independence of the auditors by:

         o receiving from, and reviewing and discussing with, the auditors, on a periodic basis, a formal written statement delineating all relationships between the auditors and the Corporation consistent with Independence Standards Board Standard 1 ("ISB No. 1");

         o reviewing, and actively discussing with the Board, if necessary, and the auditors, on a periodic basis, any disclosed relationships or services between the auditors and the Corporation or any other disclosed relationships or services that may impact the objectivity and independence of the auditors;

         o recommending, if necessary, that the Board take appropriate action to satisfy itself of the auditors' independence; and

         o ensuring that the lead or coordinating audit partner having primary responsibility for the audit, or the audit partner responsible for reviewing the audit does not perform audit services for the Corporation for five (5) or more consecutive fiscal years.

Financial Reporting Process

8. In consultation with the independent auditors and the internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external. The audit committee shall report regularly to and review with the full Board any issues that arise with respect to the quality or integrity of the Corporation's financial statements, compliance with legal or regulatory requirements, the performance and independence of the independent auditors, or the performance of the internal audit function.

9. Consider and approve, if appropriate, changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditors, management, or the internal auditing department.

10. Establish regular systems of reporting to the Audit Committee by each of management, the independent auditors and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of work or access to required information.

11. Regularly review any significant disagreement among management and the independent auditors or the internal auditing department in connection with the preparation of the financial statements.

12. Ensure and oversee timely reports from the independent auditors to the Audit Committee of (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Corporation, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (iii) other material written communications between the independent auditors and the management of the Corporation, such as any management letter or schedule of unadjusted differences.

Legal Compliance/General

15. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

16. Report through its Chair to the Board following meetings of the Audit Committee.

17. Maintain minutes or other records of meetings and activities of the Audit Committee.

18. Review and approve, prior to the Corporation's entry into any such transactions, all transactions between the Corporation and its executive officers, members of its Board, beneficial holders of more than 5% of the Corporation's securities, immediate family members of any of the foregoing persons, and any other parties whom the Board determines may be considered to be related parties.

19. When deemed necessary by the members of the Audit Committee, retain independent outside legal, accounting or other advisors or consultants to advise and assist the Audit Committee in carrying out its duties. The Audit Committee shall determine the appropriate compensation for any advisers retained by the Audit Committee. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

20. The Audit Committee shall establish procedures for (i) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

21. Perform any other activities consistent with this Charter, the Corporation's by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

The Audit Committee's responsibility is oversight. Management of the Corporation has the responsibility for the Corporation's financial statements as well as the Corporation's financial reporting process, principles, and internal controls. The independent auditors are responsible for performing an audit of the Corporation's annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles, reviewing the Corporation's quarterly financial statements and other procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons within the Corporation and of the professionals and experts (such as the independent auditors) from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons, professionals or experts absent actual knowledge to the contrary and (iii) representations made by management of the independent auditors as to any information technology services of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X and other non-audit services provided by the independent auditors to the Corporation.

                                   APPENDIX F

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (hereinafter referred to as this "Agreement") dated as of ______________ ___, 2003, is made and entered into by and between InkSure Technologies Inc., a Nevada corporation (the "Parent") and InkSure Technologies (Delaware) Inc., a Delaware corporation (the "Subsidiary").

                                    RECITALS:

A. The Parent is a corporation organized and existing under the laws of the State of Nevada.

B. The Subsidiary is a corporation organized and existing under the laws of the State of Delaware and is a wholly owned subsidiary of the Parent.

C. The Parent and the Subsidiary and their respective Boards of Directors deem it advisable and to the advantage, welfare, and best interests of the corporations and their respective stockholders to merge Parent with and into Subsidiary pursuant to the provisions of Nevada Revised Statutes (the "NRS") and the Delaware General Corporation Law (the "DGCL") upon the terms and conditions hereinafter set forth.

         NOW THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Parent shall be merged into the Subsidiary (the "Merger") upon the terms and conditions hereinafter set forth.

                                   ARTICLE I

                          PRINCIPAL TERMS OF THE MERGER

         1.1. Merger. On the Effective Date (as defined in Section 4.1 hereof), the Parent shall be merged into the Subsidiary, the separate existence of the Parent shall cease and the Subsidiary (following the Merger referred to as the "Surviving Corporation") shall operate under the name "InkSure Technologies Inc." by virtue of, and shall be governed by, the laws of the State of Delaware. The address of the registered office of the Surviving Corporation in the State of Delaware will be 15 East North Street, City of Dover, County of Kent, and the registered agent in charge thereof shall be United Corporate Services, Inc.

         1.2. Certificate of Incorporation of the Surviving Corporation. The Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of the Subsidiary as in effect on the date hereof without change unless and until amended in accordance with applicable law.

         1.3. Bylaws of the Surviving Corporation. The Bylaws of the Surviving Corporation shall be the Bylaws of the Subsidiary as in effect on the date hereof without change unless and until amended or repealed in accordance with applicable law.

         1.4. Directors and Officers. At the Effective Date of the Merger, the directors and officers of the Subsidiary in office at the Effective Date of the Merger shall become the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the Certificate of Incorporation and Bylaws of the Surviving Corporation and the DGCL, until his or her successor is duly elected or appointed and qualified.

                                   ARTICLE II

                       CONVERSION, CERTIFICATES AND PLANS


         2.1. Conversion of Shares. At the Effective Date of the Merger, each of the following transactions shall be deemed to occur simultaneously:

            (a) Common Stock. Each share of the Parent's common stock, $0.01 par value per share (the "Parent's Common Stock"), issued and outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and nonassessable share of the Surviving Corporation's common stock, $0.01 par value per share (the "Surviving Corporation's Common Stock"), except for those shares of the Parent's Common Stock with respect to which the holders thereof duly exercise their dissenters' rights under the NRS.

            (b) Options. Each option to acquire shares of the Parent's Common Stock outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an equivalent option to acquire, upon the same terms and conditions, the number of shares of the Surviving Corporation's Common Stock, which is equal to the number of shares of the Parent's Common Stock that the optionee would have received had the optionee exercised such option in full immediately prior to the Effective Date of the Merger (whether or not such option was then exercisable) and the exercise price per share under each of said options shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the Merger, unless otherwise provided in the instrument granting such option.

            (c) Warrants. Each warrant to acquire shares of the Parent's Common Stock outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a warrant to acquire, upon the same terms and conditions, the number of shares of the Surviving Corporation's Common Stock which is equal to the number of shares of the Parent's Common Stock that the warrant holder would have received had the warrant holder exercised such warrant in full immediately prior to the Effective Date of the Merger (whether or not such warrant was then exercisable) and the exercise price per share under each of said warrants shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the Merger, unless otherwise provided in the instrument granting such warrant.

            (d) Other Rights. Any other right, by contract or otherwise, to acquire shares of the Parent's Common Stock outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a right to acquire, upon the same terms and conditions, the number of shares of the Surviving Corporation's Common Stock which is equal to the number of shares of the Parent's Common Stock that the right holder would have received had the right holder exercised such right in full immediately prior to the Effective Date of the Merger (whether or not such right was then exercisable) and the exercise price per share under each of said rights shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the Merger, unless otherwise provided in the agreement granting such right.

            (e) Each share of the Subsidiary's Common Stock issued and outstanding immediately prior to the Effective Date of the Merger and held by the Parent shall be canceled without any consideration being issued or paid therefor.

         2.2. Stock Certificates. After the Effective Date of the Merger, each certificate theretofore representing issued and outstanding shares of the Parent's Common Stock will thereafter be deemed to represent one share of the same class and series of capital stock of the Subsidiary. The holders of outstanding certificates theretofore representing the Parent's Common Stock will not be required to surrender such certificate to the Parent.

         2.3. Employee Benefit and Compensation Plans. At the Effective Date of the Merger, each employee benefit plan, incentive compensation plan and other similar plans to which the Parent is then a party shall be assumed by, and continue to be the plan of, the Surviving Corporation. To the extent any employee benefit plan, incentive compensation plan or other similar plan of the Parent provides for the issuance or purchase of, or otherwise relates to, the Parent's Common Stock, after the Effective Date of the Merger such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the Surviving Corporation's Common Stock.

                                   ARTICLE III

         TRANSFER AND CONVEYANCE OF ASSETS AND ASSUMPTION OF LIABILITIES

         3.1. Effects of the Merger. At the Effective Date of the Merger, the Merger shall have the effects specified in the NRS, the DGCL and this Agreement. Without limiting the generality of the foregoing, and subject thereto, at the Effective Date of the Merger, the Surviving Corporation shall possess all the rights, privileges, powers and franchises, of a public as well as a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement; the rights, privileges, powers and franchises of the Parent and the Subsidiary, and all property, real, personal and mixed, and all debts due to each of them on whatever account, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of the Surviving Corporation, as they were of the respective constituent entities, and the title to any real estate whether by deed or otherwise vested in the Parent and the Subsidiary or either of them, shall not revert to be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of the respective constituent entities shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

         3.2. Additional Actions. If, at any time after the Effective Date of the Merger, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of the Parent acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the purposes of this Agreement, the Parent and its proper officers and directors shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement. The proper officers and directors of the Surviving Corporation are fully authorized in the name of the Parent or otherwise to take any and all such action.

                                   ARTICLE IV

               APPROVAL BY SHAREHOLDERS; AMENDMENT; EFFECTIVE DATE

         4.1. Approval. This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote of shareholders in accordance with the NRS and the DGCL. As promptly as practicable after approval of this Agreement by shareholders in accordance with applicable law, duly authorized officers of the respective parties shall make and execute Articles of Merger and a Certificate of Merger and shall cause such documents to be filed with the Secretary of State of Nevada and the Secretary of State of Delaware, respectively, in accordance with the laws of the States of Nevada and Delaware. The effective date (the "Effective Date") of the Merger shall be the date on which the Merger becomes effective under the laws of Nevada or the date on which the Merger becomes effective under the laws of Delaware, whichever occurs later.

         4.2. Amendments. The Board of Directors of the Parent may amend this Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the shareholders of the Parent shall not (a) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the shares of the Parent's Common Stock, (b) alter or change any term of the Certificate of Incorporation of the Subsidiary, or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of the Parent's Common Stock.

                                   ARTICLE V

                                  MISCELLANEOUS

         5.1. Termination. This Agreement may be terminated and the Merger abandoned at any time prior to the filing of this Agreement with the Secretary of State of Nevada and the Secretary of State of Delaware, whether before or after shareholder approval of this Agreement, by the consent of the Board of Directors of the Parent and the Subsidiary.

         5.2. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original instrument.

         5.3. Descriptive Headings. The descriptive headings are for convenience of reference only and shall not control or affect the meaning or construction of any provision of this Agreement.

         5.4. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware, except to the extent the laws of the State of Nevada shall apply to the Merger where mandated by the NRS.

         IN WITNESS WHEREOF, the undersigned officers of each of the parties to this Agreement, pursuant to authority duly given by their respective boards of directors, have caused this Agreement to be duly executed on the date set forth above.

                            INKSURE TECHNOLOGIES INC.


                           By:
                               ------------------------------------------------
                           Name:
                           Title:


                           INKSURE TECHNOLOGIES (DELAWARE) INC.


                           By:
                               ------------------------------------------------
                           Name:
                           Title: